UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22821

Eaton Vance Floating-Rate Income Plus Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

May 31

Date of Fiscal Year End

November 30, 2019

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Floating-Rate Income Plus Fund (EFF)

Semiannual Report

November 30, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold shares at the Fund’s transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), you may elect to receive shareholder reports and other communications from the Fund electronically by contacting AST. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you hold shares at AST, you can inform AST that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-439-6787. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with AST or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Semiannual Report November 30, 2019

Eaton Vance

Floating-Rate Income Plus Fund

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	3

The Fund’s Investment Objective and Principal Strategies	4

Endnotes and Additional Disclosures	5

Financial Statements	6

Notice to Shareholders	36

Officers and Trustees	37

Important Notices	38

Eaton Vance

Floating-Rate Income Plus Fund

November 30, 2019

Management’s Discussion of Fund Performance1

We are pleased to provide this semiannual report for Eaton Vance Floating-Rate Income Plus Fund (the Fund) covering the six-month period ended November 30, 2019. Information about the Fund over the period appears below and in the pages that follow.

Market Update

With global growth slowing and heightened uncertainty about the potential impact of an escalating trade war between the U.S. and China, global bond yields declined (and bond prices rose) during the six months ended November 30, 2019. The 10-year U.S. Treasury yield dropped 36 basis points from 2.14% at May 31, 2019 to 1.78% at November 30, 2019. Against this backdrop, the U.S. Federal Reserve Board (the Fed) responded with rate cuts in July, September and October to bring the federal funds rate to a range of 1.75%-2.00%. The Fed characterized these rate cuts as “mid-cycle adjustments.” Risk assets responded well to the Fed’s actions — for example, the S&P 500® Index3 (U.S. equities) and ICE BofAML U.S. High Yield Index (U.S. high-yield bonds) were up 15.26% and 4.23%, respectively. Both long-duration10 fixed income instruments and many categories of equity assets had significantly positive total returns over the period.

Fund Performance

For the six months ended November 30, 2019, the Fund returned 1.01% based on net asset value (NAV) per common share and 8.23% based on market price. That compares with a return of 1.37% for the Fund’s benchmark, the S&P/LSTA Leveraged Loan Index (the Index). The slight underperformance based on net asset value resulted primarily from the use of leverage7 during the period, which detracted from total return and more than offset favorable security selection. A significant contributor to the Fund’s outperformance based on market price was the narrowing of the discount of the market price relative to the Fund’s NAV, which followed a path similar to other publicly traded credit-oriented closed-end funds. The Fund underperformed and outperformed the Index over the one-year period ended November 30, 2019 based on NAV and market price, respectively.

For the three-year and five-year periods ended November 30, 2019, both the Fund’s average annual total return at NAV and market price outperformed the Index. Notably, over these longer periods, the use of leverage was a positive contributor to returns.

At November 30, 2019, the Fund’s common share distribution rate was 6.08% at NAV and 6.54% at market price. The Fund’s market price discount to NAV was 13.23% as of May 31, 2019. The Fund’s market price discount to NAV was 7.03% on November 30, 2019.

We appreciate your support and value the privilege to serve as the Fund’s investment manager. For more information on the Fund, please visit our website at eatonvance.com.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Floating-Rate Income Plus Fund

November 30, 2019

Performance3,4

Portfolio Managers Craig P. Russ, Andrew N. Sveen, CFA, Catherine C. McDermott, William E. Holt, CFA and Daniel P. McElaney, CFA

% Average Annual Total Returns	Inception Date	Six Months	One Year	Five Years	Since Inception
Fund at NAV	06/28/2013	1.01%	3.41%	4.39%	4.64%
Fund at Market Price	—	8.23	11.45	5.22	3.46
S&P/LSTA Leveraged Loan Index	—	1.37%	4.21%	3.85%	3.91%

% Premium/Discount to NAV[5]
					–7.03%

Distributions[6]
Total Distributions per share for the period					$0.499
Distribution Rate at NAV					6.08%
Distribution Rate at Market Price					6.54

% Total Leverage[7]
Borrowings					25.99%
Variable Rate Term Preferred Shares (VRTP Shares)					9.59

Fund Profile

Credit Quality (% of bonds, loans and asset-backed securities)8

Asset Allocation (% of total investments)9

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Floating-Rate Income Plus Fund

November 30, 2019

The Fund’s Investment Objective and Principal Strategies2

The Fund’s investment objective is total return, with an emphasis on income. The Fund seeks to achieve its investment objective by investing primarily in senior, secured floating-rate loans (“Senior Loans”). Under normal market conditions, the Fund invests at least 80% of its total assets in Senior Loans of domestic and foreign borrowers that are denominated in U.S. dollars and foreign currencies.

In pursuing its investment objective, the Fund may invest up to 20% of its total assets in securities other than Senior Loans, including loan interests and participations which have (a) a second lien on collateral, no security interest in the collateral, or lower than a senior claim on collateral, as well as (i) investment- and non-investment-grade corporate debt obligations and convertible bonds; (ii) U.S. government and U.S. dollar-denominated foreign government or supranational debt securities; (iii) mortgage-related and other asset-backed securities; (iv) municipal securities; (v) other indexed-, fixed-, variable- and floating-rate income-producing obligations of U.S. and foreign issuers, including emerging market issuers; (vi) dividend-paying common and preferred stocks of domestic and foreign issuers (except common stock received in a bankruptcy proceeding or from a convertible security need not be dividend-paying); (vii) collateralized loan obligations and collateralized debt obligations; and (viii) warrants and equity securities issued by a borrower or its affiliates as part of a package of investments in the borrower or its affiliates.

Under normal market conditions, the Fund may invest up to 20% of its total assets in debt obligations, including Senior Loans, rated Caa1 or lower by Moody’s Investor Service, Inc., or CCC or lower by S&P Global Ratings or Fitch Ratings, or comparably rated by another nationally recognized statistical rating organization or unrated, but judged by its investment adviser to be of comparable quality. The Fund may purchase shares of other investment companies with a similar investment objective, so long as such investments are limited to 10% of the Fund’s total assets overall, with no more than 5% invested in any one issuer. The Fund may purchase or sell derivative instruments (which derive their value from another instrument, security or index) for investment purposes; risk management purposes, such as hedging against fluctuations in Senior Loans and other investments’ prices, interest rates or base currencies; diversification purposes; or changing the duration of the Fund. Transactions in derivative instruments may include the purchase or sale of futures contracts on securities, indices and other financial instruments, credit-linked notes, options on futures contracts, and exchange-traded, cleared and over-the-counter (“OTC”) options on securities or indices, and interest rate, total return and credit default swaps. The Fund may also invest in other types of investments that are not part of its principal strategy from time to time.

The Fund employs leverage to seek opportunities for additional income. Leverage may amplify the effect on the Fund’s NAV of any increase or decrease in the value of investments held. There can be no assurance that the use of borrowings will be successful. The Fund has issued preferred shares and borrowed to establish leverage. Investments in derivative instruments may result in economic leverage for the Fund.

The Fund’s investments are actively managed, and investments may be bought or sold on a daily basis. The investment adviser’s staff monitors the credit quality and price of Senior Loans and other investments held by the Fund, as well as other investments that are available to the Fund. The Fund may invest in individual Senior Loans and other investments of any credit quality. Although the Adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. In evaluating the quality of particular Senior Loans or other investments, whether rated or unrated, the investment adviser will under normal market conditions, take into consideration, among other things, the issuer’s financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage, and earnings prospects.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

4

Eaton Vance

Floating-Rate Income Plus Fund

November 30, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the Fund’s                 investment adviser and are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

The information contained herein is provided for informational purposes only and does not constitute a solicitation of an offer to buy or sell Fund shares. Common shares of the Fund are available for purchase and sale only at current market prices in secondary market trading. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to numerous risks, including investment risks. Shares of closed-end funds often trade at a discount from their NAV. The Fund is not a complete investment program and you may lose money investing in the Fund.

[3]

S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. S&P Dow Jones Indices and S&P/LSTA Leveraged Loan indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); LSTA is a trademark of Loan Syndications and Trading Association, Inc. S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. ICE BofAML U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. ICE® BofAML® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofAML® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[4]

Performance results reflect the effects of leverage. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Pursuant to the Fund’s Dividend Reinvestment Plan, if the NAV per share on the distribution payment date is equal to or less than the market price per share plus estimated brokerage commissions, then new shares are issued. The number of shares shall be determined by the greater of the NAV per share or 95% of the market price. Otherwise, shares generally are purchased on the open market by the Plan’s agent.

[5]

The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to https://funds.eatonvance.com/closed-end-fund-prices.php.

[6]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[7]

Leverage represents the liquidation value of the Fund’s VRTP Shares and borrowings outstanding as a percentage of Fund net assets applicable to common shares plus VRTP Shares and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of leverage rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[8]

Credit ratings are categorized using S&P Global Ratings (“S&P”). Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by S&P.

[9]	Other represents any investment type less than 1.0% of total investments. Asset allocation as a percentage of the Fund’s net assets amounted to 155.8%.

[10]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Effective November 1, 2019, the Fund is managed by Craig P. Russ, Andrew N. Sveen, Catherine C. McDermott, William E. Holt and Daniel P. McElaney.

5

Eaton Vance

Floating-Rate Income Plus Fund

November 30, 2019

Portfolio of Investments (Unaudited)

Senior Floating-Rate Loans — 133.0%(1)
Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Aerospace and Defense — 3.1%

Dynasty Acquisition Co., Inc.

Term Loan, 6.10%, (3 mo. USD LIBOR + 4.00%), Maturing April 6, 2026	$114	$114,404

TransDigm, Inc.

Term Loan, 4.20%, (1 mo. USD LIBOR + 2.50%), Maturing June 9, 2023	1,518	1,520,465

Term Loan, 4.20%, (1 mo. USD LIBOR + 2.50%), Maturing August 22, 2024	1,317	1,317,857

Wesco Aircraft Hardware Corp.

Term Loan, 4.21%, (1 mo. USD LIBOR + 2.50%), Maturing November 30, 2020	191	191,489

WP CPP Holdings, LLC

Term Loan, 5.68%, (USD LIBOR + 3.75%), Maturing April 30, 2025(2)	794	788,526

		$3,932,741

Automotive — 3.1%

Adient US, LLC

Term Loan, 6.11%, (USD LIBOR + 4.25%), Maturing May 6, 2024(2)	$299	$299,624

American Axle and Manufacturing, Inc.

Term Loan, 4.01%, (USD LIBOR + 2.25%), Maturing April 6, 2024(2)	604	594,859

Autokiniton US Holdings, Inc.

Term Loan, 8.08%, (1 mo. USD LIBOR + 6.38%), Maturing May 22, 2025	173	165,900

Bright Bidco B.V.

Term Loan, 5.47%, (USD LIBOR + 3.50%), Maturing June 30, 2024(2)	391	187,372

Chassix, Inc.

Term Loan, 7.44%, (3 mo. USD LIBOR + 5.50%), Maturing November 15, 2023	344	318,944

Dayco Products, LLC

Term Loan, 6.16%, (3 mo. USD LIBOR + 4.25%), Maturing May 19, 2023	244	215,719

IAA, Inc.

Term Loan, 4.00%, (1 mo. USD LIBOR + 2.25%), Maturing June 28, 2026	122	122,322

Panther BF Aggregator 2 L.P.

Term Loan, 5.20%, (1 mo. USD LIBOR + 3.50%), Maturing April 30, 2026	825	824,226

Tenneco, Inc.

Term Loan, 4.70%, (1 mo. USD LIBOR + 3.00%), Maturing October 1, 2025	819	785,037

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Automotive (continued)

Thor Industries, Inc.

Term Loan, 5.56%, (1 mo. USD LIBOR + 3.75%), Maturing February 1, 2026	$249	$247,671

TI Group Automotive Systems, LLC

Term Loan, 4.20%, (1 mo. USD LIBOR + 2.50%), Maturing June 30, 2022	224	223,392

		$3,985,066

Beverage and Tobacco — 0.8%

Arterra Wines Canada, Inc.

Term Loan, 4.91%, (3 mo. USD LIBOR + 2.75%), Maturing December 15, 2023	$584	$582,780

Flavors Holdings, Inc.

Term Loan - Second Lien, 12.10%, (3 mo. USD LIBOR + 10.00%), Maturing October 3, 2021	500	387,500

		$970,280

Brokerage / Securities Dealers / Investment Houses — 0.0%(3)

OZ Management L.P.

Term Loan, 6.56%, (1 mo. USD LIBOR + 4.75%), Maturing April 10, 2023	$27	$27,034

		$27,034

Building and Development — 4.0%

American Builders & Contractors Supply Co., Inc.

Term Loan, 3.70%, (1 mo. USD LIBOR + 2.00%), Maturing January 15, 2027	$550	$549,957

APi Group DE, Inc.

Term Loan, 4.20%, (1 mo. USD LIBOR + 2.50%), Maturing October 1, 2026	350	352,352

Beacon Roofing Supply, Inc.

Term Loan, 3.95%, (1 mo. USD LIBOR + 2.25%), Maturing January 2, 2025	148	146,894

Brookfield Property REIT, Inc.

Term Loan, 4.20%, (1 mo. USD LIBOR + 2.50%), Maturing August 27, 2025	223	220,145

Core & Main L.P.

Term Loan, 4.67%, (USD LIBOR + 2.75%), Maturing August 1, 2024(2)	246	243,658

CPG International, Inc.

Term Loan, 5.93%, (12 mo. USD LIBOR + 3.75%), Maturing May 5, 2024	526	520,889

DTZ U.S. Borrower, LLC

Term Loan, 4.95%, (1 mo. USD LIBOR + 3.25%), Maturing August 21, 2025	1,262	1,268,357

6	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

November 30, 2019

Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Building and Development (continued)

NCI Building Systems, Inc.

Term Loan, 5.51%, (1 mo. USD LIBOR + 3.75%), Maturing April 12, 2025	$173	$171,619

Quikrete Holdings, Inc.

Term Loan, 4.45%, (1 mo. USD LIBOR + 2.75%), Maturing November 15, 2023	601	601,462

Realogy Group, LLC

Term Loan, 3.96%, (1 mo. USD LIBOR + 2.25%), Maturing February 8, 2025	445	429,961

Summit Materials Companies I, LLC

Term Loan, 3.70%, (1 mo. USD LIBOR + 2.00%), Maturing November 21, 2024	147	148,020

Werner FinCo L.P.

Term Loan, 5.70%, (1 mo. USD LIBOR + 4.00%), Maturing July 24, 2024	343	335,522

WireCo WorldGroup, Inc.

Term Loan, 6.70%, (1 mo. USD LIBOR + 5.00%), Maturing September 30, 2023	146	138,528

		$5,127,364

Business Equipment and Services — 11.3%

Acosta Holdco, Inc.

Term Loan, 7.00%, (USD Prime + 2.25%), Maturing September 26, 2021	$514	$95,989

Adtalem Global Education, Inc.

Term Loan, 4.70%, (1 mo. USD LIBOR + 3.00%), Maturing April 11, 2025	99	98,904

AlixPartners, LLP

Term Loan, 4.45%, (1 mo. USD LIBOR + 2.75%), Maturing April 4, 2024	537	540,009

Allied Universal Holdco, LLC

Term Loan, 4.25%, Maturing July 10, 2026(4)	72	71,952

Term Loan, 6.51%, (6 mo. USD LIBOR + 4.25%), Maturing July 10, 2026	728	726,715

AppLovin Corporation

Term Loan, 5.20%, (1 mo. USD LIBOR + 3.50%), Maturing August 15, 2025	1,144	1,148,282

ASGN Incorporated

Term Loan, 3.45%, (1 mo. USD LIBOR + 1.75%), Maturing April 2, 2025	75	74,962

Belfor Holdings, Inc.

Term Loan, 5.79%, (1 mo. USD LIBOR + 4.00%), Maturing April 6, 2026	125	125,467

Bracket Intermediate Holding Corp.

Term Loan, 6.35%, (3 mo. USD LIBOR + 4.25%), Maturing September 5, 2025	198	195,278

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Business Equipment and Services (continued)

Camelot U.S. Acquisition 1 Co.

Term Loan, 4.95%, (1 mo. USD LIBOR + 3.25%), Maturing October 31, 2026	$350	$351,477

Ceridian HCM Holding, Inc.

Term Loan, 4.70%, (1 mo. USD LIBOR + 3.00%), Maturing April 30, 2025	347	347,908

CM Acquisition Co.

Term Loan, 12.10%, (3 mo. USD LIBOR + 10.00%), Maturing July 26, 2023	91	88,057

Cypress Intermediate Holdings III, Inc.

Term Loan, 4.46%, (1 mo. USD LIBOR + 2.75%), Maturing April 29, 2024	916	912,339

Deerfield Dakota Holding, LLC

Term Loan, 4.95%, (1 mo. USD LIBOR + 3.25%), Maturing February 13, 2025	348	344,478

EAB Global, Inc.

Term Loan, 5.74%, (USD LIBOR + 3.75%), Maturing November 15, 2024(2)	320	315,323

EIG Investors Corp.

Term Loan, 5.67%, (USD LIBOR + 3.75%), Maturing February 9, 2023(2)	737	695,754

Garda World Security Corporation

Term Loan, 6.66%, (3 mo. USD LIBOR + 4.75%), Maturing October 30, 2026	475	474,600

IG Investment Holdings, LLC

Term Loan, 5.70%, (1 mo. USD LIBOR + 4.00%), Maturing May 23, 2025	582	575,094

IRI Holdings, Inc.

Term Loan, 6.20%, (1 mo. USD LIBOR + 4.50%), Maturing December 1, 2025	347	330,730

Iron Mountain, Inc.

Term Loan, 3.45%, (1 mo. USD LIBOR + 1.75%), Maturing January 2, 2026	197	195,194

J.D. Power and Associates

Term Loan, 5.45%, (1 mo. USD LIBOR + 3.75%), Maturing September 7, 2023	534	534,723

KAR Auction Services, Inc.

Term Loan, 4.00%, (1 mo. USD LIBOR + 2.25%), Maturing September 19, 2026	150	151,031

Kronos Incorporated

Term Loan, 4.91%, (3 mo. USD LIBOR + 3.00%), Maturing November 1, 2023	1,362	1,363,420

KUEHG Corp.

Term Loan, 5.85%, (3 mo. USD LIBOR + 3.75%), Maturing February 21, 2025	826	820,706

Monitronics International, Inc.

Term Loan, 8.60%, (3 mo. USD LIBOR + 6.50%), Maturing March 29, 2024	186	162,346

7	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

November 30, 2019

Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Business Equipment and Services (continued)

PGX Holdings, Inc.

Term Loan, 6.96%, (1 mo. USD LIBOR + 5.25%), Maturing September 29, 2020	$246	$186,610

Pike Corporation

Term Loan, 4.96%, (1 mo. USD LIBOR + 3.25%), Maturing July 24, 2026	98	98,152

Ping Identity Corporation

Term Loan, 5.45%, (1 mo. USD LIBOR + 3.75%), Maturing January 24, 2025	15	15,272

Pre-Paid Legal Services, Inc.

Term Loan, 4.95%, (1 mo. USD LIBOR + 3.25%), Maturing May 1, 2025	89	88,669

Prime Security Services Borrower, LLC

Term Loan, 5.03%, (1 mo. USD LIBOR + 3.25%), Maturing September 23, 2026	533	527,952

Red Ventures, LLC

Term Loan, 4.70%, (1 mo. USD LIBOR + 3.00%), Maturing November 8, 2024	343	342,845

Sabre GLBL, Inc.

Term Loan, 3.70%, (1 mo. USD LIBOR + 2.00%), Maturing February 22, 2024	626	628,902

Spin Holdco, Inc.

Term Loan, 5.25%, (3 mo. USD LIBOR + 3.25%), Maturing November 14, 2022	936	915,781

Tempo Acquisition, LLC

Term Loan, 4.45%, (1 mo. USD LIBOR + 2.75%), Maturing May 1, 2024	196	195,720

Trans Union, LLC

Term Loan, 3.45%, (1 mo. USD LIBOR + 1.75%), Maturing November 16, 2026	99	98,985

Vestcom Parent Holdings, Inc.

Term Loan, 5.70%, (1 mo. USD LIBOR + 4.00%), Maturing December 19, 2023	121	113,281

WASH Multifamily Laundry Systems, LLC

Term Loan, 4.95%, (1 mo. USD LIBOR + 3.25%), Maturing May 14, 2022	225	219,669

West Corporation

Term Loan, 5.93%, (USD LIBOR + 4.00%), Maturing October 10, 2024(2)	270	221,103

		$14,393,679

Cable and Satellite Television — 5.1%

Altice France S.A.

Term Loan, 5.77%, (1 mo. USD LIBOR + 4.00%), Maturing August 14, 2026	$497	$495,000

Charter Communications Operating, LLC

Term Loan, 3.45%, (1 mo. USD LIBOR + 1.75%), Maturing February 1, 2027	860	864,792

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Cable and Satellite Television (continued)

CSC Holdings, LLC

Term Loan, 4.02%, (1 mo. USD LIBOR + 2.25%), Maturing July 17, 2025	$640	$639,684

Term Loan, 4.02%, (1 mo. USD LIBOR + 2.25%), Maturing January 15, 2026	223	223,145

Term Loan, 4.33%, (2 mo. USD LIBOR + 2.50%), Maturing April 15, 2027	296	297,235

Numericable Group S.A.

Term Loan, 4.45%, (1 mo. USD LIBOR + 2.75%), Maturing July 31, 2025	439	428,494

Radiate Holdco, LLC

Term Loan, 4.70%, (1 mo. USD LIBOR + 3.00%), Maturing February 1, 2024	441	438,407

Telenet Financing USD, LLC

Term Loan, 4.02%, (1 mo. USD LIBOR + 2.25%), Maturing August 15, 2026	675	676,013

Virgin Media Bristol, LLC

Term Loan, 4.27%, (1 mo. USD LIBOR + 2.50%), Maturing January 31, 2028	1,650	1,651,949

Ziggo Secured Finance Partnership

Term Loan, 4.27%, (1 mo. USD LIBOR + 2.50%), Maturing April 15, 2025	850	849,693

		$6,564,412

Chemicals and Plastics — 6.7%

Alpha 3 B.V.

Term Loan, 5.10%, (3 mo. USD LIBOR + 3.00%), Maturing January 31, 2024	$131	$129,815

Aruba Investments, Inc.

Term Loan, 5.35%, (3 mo. USD LIBOR + 3.25%), Maturing February 2, 2022	72	71,944

Axalta Coating Systems US Holdings, Inc.

Term Loan, 3.85%, (3 mo. USD LIBOR + 1.75%), Maturing June 1, 2024	987	988,671

Emerald Performance Materials, LLC

Term Loan, 5.20%, (1 mo. USD LIBOR + 3.50%), Maturing August 1, 2021	118	114,281

Ferro Corporation

Term Loan, 4.35%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024	73	72,818

Term Loan, 4.35%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024	75	74,401

Flint Group GmbH

Term Loan, 4.94%, (3 mo. USD LIBOR + 3.00%), Maturing September 7, 2021	37	30,236

Flint Group US, LLC

Term Loan, 4.94%, (3 mo. USD LIBOR + 3.00%), Maturing September 7, 2021	224	182,901

8	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

November 30, 2019

Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Chemicals and Plastics (continued)

Gemini HDPE, LLC

Term Loan, 4.43%, (3 mo. USD LIBOR + 2.50%), Maturing August 7, 2024	$474	$473,726

H.B. Fuller Company

Term Loan, 3.72%, (1 mo. USD LIBOR + 2.00%), Maturing October 20, 2024	390	390,521

Hexion, Inc.

Term Loan, 5.60%, (3 mo. USD LIBOR + 3.50%), Maturing July 1, 2026	574	575,699

Kraton Polymers, LLC

Term Loan, 4.20%, (1 mo. USD LIBOR + 2.50%), Maturing March 5, 2025	187	187,031

Messer Industries GmbH

Term Loan, 4.60%, (3 mo. USD LIBOR + 2.50%), Maturing March 1, 2026	323	324,386

Minerals Technologies, Inc.

Term Loan, 4.03%, (USD LIBOR + 2.25%), Maturing February 14, 2024(2)	221	222,550

Momentive Performance Materials, Inc.

Term Loan, 4.96%, (1 mo. USD LIBOR + 3.25%), Maturing May 15, 2024	100	98,659

Orion Engineered Carbons GmbH

Term Loan, 4.10%, (3 mo. USD LIBOR + 2.00%), Maturing July 25, 2024	291	289,284

PMHC II, Inc.

Term Loan, 5.60%, (3 mo. USD LIBOR + 3.50%), Maturing March 31, 2025	426	359,683

PQ Corporation

Term Loan, 4.43%, (3 mo. USD LIBOR + 2.50%), Maturing February 8, 2025	537	538,383

Pregis TopCo Corporation

Term Loan, 5.70%, (1 mo. USD LIBOR + 4.00%), Maturing July 31, 2026	150	147,187

Spectrum Holdings III Corp.

Term Loan, 4.95%, (1 mo. USD LIBOR + 3.25%), Maturing January 31, 2025	134	118,990

Starfruit Finco B.V.

Term Loan, 5.01%, (1 mo. USD LIBOR + 3.25%), Maturing October 1, 2025	655	649,605

Tata Chemicals North America, Inc.

Term Loan, 4.88%, (3 mo. USD LIBOR + 2.75%), Maturing August 7, 2020	197	196,690

Trinseo Materials Operating S.C.A.

Term Loan, 3.70%, (1 mo. USD LIBOR + 2.00%), Maturing September 6, 2024	1,032	1,026,106

Tronox Finance, LLC

Term Loan, 4.61%, (USD LIBOR + 2.75%), Maturing September 23, 2024(2)	758	757,009

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Chemicals and Plastics (continued)

Univar, Inc.

Term Loan, 3.95%, (1 mo. USD LIBOR + 2.25%), Maturing July 1, 2024	$525	$526,445

		$8,547,021

Conglomerates — 0.5%

Kronos Acquisition Holdings, Inc.

Term Loan, 8.70%, (1 mo. USD LIBOR + 7.00%), Maturing May 15, 2023	$622	$618,766

		$618,766

Containers and Glass Products — 3.9%

Berlin Packaging, LLC

Term Loan, 4.78%, (USD LIBOR + 3.00%), Maturing November 7, 2025(2)	$49	$48,503

Berry Global, Inc.

Term Loan, 3.76%, (1 mo. USD LIBOR + 2.00%), Maturing October 1, 2022	210	210,533

Term Loan, 4.26%, (1 mo. USD LIBOR + 2.50%), Maturing July 1, 2026	224	225,715

BWAY Holding Company

Term Loan, 5.23%, (3 mo. USD LIBOR + 3.25%), Maturing April 3, 2024	244	239,907

Consolidated Container Company, LLC

Term Loan, 4.45%, (1 mo. USD LIBOR + 2.75%), Maturing May 22, 2024	98	97,269

Flex Acquisition Company, Inc.

Term Loan, 5.09%, (USD LIBOR + 3.00%), Maturing December 29, 2023(2)	419	407,180

Term Loan, 5.35%, (3 mo. USD LIBOR + 3.25%), Maturing June 29, 2025	342	333,277

Libbey Glass, Inc.

Term Loan, 4.76%, (1 mo. USD LIBOR + 3.00%), Maturing April 9, 2021	276	212,751

Pelican Products, Inc.

Term Loan, 5.27%, (1 mo. USD LIBOR + 3.50%), Maturing May 1, 2025	148	135,905

Reynolds Group Holdings, Inc.

Term Loan, 4.45%, (1 mo. USD LIBOR + 2.75%), Maturing February 5, 2023	2,356	2,363,798

Ring Container Technologies Group, LLC

Term Loan, 4.45%, (1 mo. USD LIBOR + 2.75%), Maturing October 31, 2024	219	219,028

Trident TPI Holdings, Inc.

Term Loan, 4.70%, (1 mo. USD LIBOR + 3.00%), Maturing October 17, 2024	516	489,651

		$4,983,517

9	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

November 30, 2019

Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Cosmetics / Toiletries — 0.3%

KIK Custom Products, Inc.

Term Loan, 5.70%, (1 mo. USD LIBOR + 4.00%), Maturing May 15, 2023	$434	$419,207

		$419,207

Drugs — 5.7%

Akorn, Inc.

Term Loan, 8.75%, (8.00% cash (1 mo. USD LIBOR + 6.25%), 0.75% PIK), Maturing April 16, 2021	$225	$215,175

Albany Molecular Research, Inc.

Term Loan, 4.95%, (1 mo. USD LIBOR + 3.25%), Maturing August 30, 2024	319	315,414

Amneal Pharmaceuticals, LLC

Term Loan, 5.25%, (1 mo. USD LIBOR + 3.50%), Maturing May 4, 2025	814	633,950

Arbor Pharmaceuticals, Inc.

Term Loan, 7.10%, (3 mo. USD LIBOR + 5.00%), Maturing July 5, 2023	495	420,394

Bausch Health Cos., Inc.

Term Loan, 4.77%, (1 mo. USD LIBOR + 3.00%), Maturing June 2, 2025	1,326	1,333,924

Catalent Pharma Solutions, Inc.

Term Loan, 3.95%, (1 mo. USD LIBOR + 2.25%), Maturing May 18, 2026	199	199,786

Endo Luxembourg Finance Company I S.a.r.l.

Term Loan, 6.00%, (1 mo. USD LIBOR + 4.25%), Maturing April 29, 2024	1,149	1,054,524

Horizon Pharma, Inc.

Term Loan, 4.31%, (1 mo. USD LIBOR + 2.50%), Maturing May 22, 2026	498	501,205

Jaguar Holding Company II

Term Loan, 4.20%, (1 mo. USD LIBOR + 2.50%), Maturing August 18, 2022	1,583	1,587,287

Mallinckrodt International Finance S.A.

Term Loan, 4.85%, (3 mo. USD LIBOR + 2.75%), Maturing September 24, 2024	702	549,973

Term Loan, 4.91%, (3 mo. USD LIBOR + 3.00%), Maturing February 24, 2025	633	493,945

		$7,305,577

Ecological Services and Equipment — 1.4%

Advanced Disposal Services, Inc.

Term Loan, 3.85%, (1 week USD LIBOR + 2.25%), Maturing November 10, 2023	$459	$460,247

EnergySolutions, LLC

Term Loan, 5.85%, (3 mo. USD LIBOR + 3.75%), Maturing May 9, 2025	421	396,610

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Ecological Services and Equipment (continued)

GFL Environmental, Inc.

Term Loan, 4.70%, (1 mo. USD LIBOR + 3.00%), Maturing May 30, 2025	$867	$859,191

Terrapure Environmental Ltd.

Term Loan, Maturing November 25, 2026(5)	100	99,875

		$1,815,923

Electronics / Electrical — 19.5%

Almonde, Inc.

Term Loan, 5.70%, (6 mo. USD LIBOR + 3.50%), Maturing June 13, 2024	$827	$810,135

Applied Systems, Inc.

Term Loan, 5.35%, (3 mo. USD LIBOR + 3.25%), Maturing September 19, 2024	886	883,937

Aptean, Inc.

Term Loan, 6.35%, (USD LIBOR + 4.25%), Maturing April 23, 2026(2)	124	123,598

Avast Software B.V.

Term Loan, 4.35%, (3 mo. USD LIBOR + 2.25%), Maturing September 29, 2023	127	128,337

Banff Merger Sub, Inc.

Term Loan, 5.95%, (1 mo. USD LIBOR + 4.25%), Maturing October 2, 2025	819	788,619

Barracuda Networks, Inc.

Term Loan, 5.16%, (3 mo. USD LIBOR + 3.25%), Maturing February 12, 2025	469	470,490

Canyon Valor Companies, Inc.

Term Loan, 4.85%, (3 mo. USD LIBOR + 2.75%), Maturing June 16, 2023	349	349,894

Carbonite, Inc.

Term Loan, 5.68%, (3 mo. USD LIBOR + 3.75%), Maturing March 26, 2026	336	337,065

CDW, LLC

Term Loan, 3.46%, (1 mo. USD LIBOR + 1.75%), Maturing October 13, 2026	300	301,813

Cohu, Inc.

Term Loan, 5.20%, (6 mo. USD LIBOR + 3.00%), Maturing October 1, 2025	173	168,486

CommScope, Inc.

Term Loan, 4.95%, (1 mo. USD LIBOR + 3.25%), Maturing April 6, 2026	400	398,000

CPI International, Inc.

Term Loan, 5.20%, (1 mo. USD LIBOR + 3.50%), Maturing July 26, 2024	147	139,650

ECI Macola/Max Holding, LLC

Term Loan, 6.35%, (3 mo. USD LIBOR + 4.25%), Maturing September 27, 2024	172	171,265

10	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

November 30, 2019

Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Electronics / Electrical (continued)

Electro Rent Corporation

Term Loan, 6.94%, (USD LIBOR + 5.00%), Maturing January 31, 2024(2)	$292	$293,391

Energizer Holdings, Inc.

Term Loan, 4.06%, (1 mo. USD LIBOR + 2.25%), Maturing December 17, 2025	120	120,524

Epicor Software Corporation

Term Loan, 4.96%, (1 mo. USD LIBOR + 3.25%), Maturing June 1, 2022	1,485	1,487,895

EXC Holdings III Corp.

Term Loan, 5.60%, (3 mo. USD LIBOR + 3.50%), Maturing December 2, 2024	123	118,975

Financial & Risk US Holdings, Inc.

Term Loan, 5.45%, (1 mo. USD LIBOR + 3.75%), Maturing October 1, 2025	273	274,842

Flexera Software, LLC

Term Loan, 5.21%, (1 mo. USD LIBOR + 3.50%), Maturing February 26, 2025	271	271,810

GlobalLogic Holdings, Inc.

Term Loan, 4.95%, (1 mo. USD LIBOR + 3.25%), Maturing August 1, 2025	108	108,732

Go Daddy Operating Company, LLC

Term Loan, 3.45%, (1 mo. USD LIBOR + 1.75%), Maturing February 15, 2024	957	961,656

Hyland Software, Inc.

Term Loan, 5.20%, (1 mo. USD LIBOR + 3.50%), Maturing July 1, 2024	1,952	1,960,065

Infoblox, Inc.

Term Loan, 6.20%, (1 mo. USD LIBOR + 4.50%), Maturing November 7, 2023	477	477,833

Infor (US), Inc.

Term Loan, 4.85%, (3 mo. USD LIBOR + 2.75%), Maturing February 1, 2022	1,949	1,954,859

Informatica, LLC

Term Loan, 4.95%, (1 mo. USD LIBOR + 3.25%), Maturing August 5, 2022	1,085	1,087,913

MA FinanceCo., LLC

Term Loan, 3.95%, (1 mo. USD LIBOR + 2.25%), Maturing November 19, 2021	473	472,164

Term Loan, 4.20%, (1 mo. USD LIBOR + 2.50%), Maturing June 21, 2024	114	113,625

MACOM Technology Solutions Holdings, Inc.

Term Loan, 3.95%, (1 mo. USD LIBOR + 2.25%), Maturing May 17, 2024	289	263,771

Microchip Technology Incorporated

Term Loan, 3.71%, (1 mo. USD LIBOR + 2.00%), Maturing May 29, 2025	345	345,884

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Electronics / Electrical (continued)

MTS Systems Corporation

Term Loan, 4.96%, (1 mo. USD LIBOR + 3.25%), Maturing July 5, 2023	$123	$122,719

NCR Corporation

Term Loan, 4.21%, (1 mo. USD LIBOR + 2.50%), Maturing August 28, 2026	200	201,499

Renaissance Holding Corp.

Term Loan, 4.95%, (1 mo. USD LIBOR + 3.25%), Maturing May 30, 2025	272	267,036

Seattle Spinco, Inc.

Term Loan, 4.20%, (1 mo. USD LIBOR + 2.50%), Maturing June 21, 2024	770	767,340

SGS Cayman L.P.

Term Loan, 7.48%, (3 mo. USD LIBOR + 5.38%), Maturing April 23, 2021	49	48,724

SkillSoft Corporation

Term Loan, 6.95%, (3 mo. USD LIBOR + 4.75%), Maturing April 28, 2021	974	754,552

SolarWinds Holdings, Inc.

Term Loan, 4.45%, (1 mo. USD LIBOR + 2.75%), Maturing February 5, 2024	246	246,757

Solera, LLC

Term Loan, 4.45%, (1 mo. USD LIBOR + 2.75%), Maturing March 3, 2023	665	656,755

Sparta Systems, Inc.

Term Loan, Maturing August 21, 2024(5)	275	232,375

SS&C Technologies Holdings Europe S.a.r.l.

Term Loan, 3.95%, (1 mo. USD LIBOR + 2.25%), Maturing April 16, 2025	270	272,224

SS&C Technologies, Inc.

Term Loan, 3.95%, (1 mo. USD LIBOR + 2.25%), Maturing April 16, 2025	416	418,179

SurveyMonkey, Inc.

Term Loan, 5.34%, (1 week USD LIBOR + 3.75%), Maturing October 10, 2025	254	254,735

Sutherland Global Services, Inc.

Term Loan, 7.48%, (3 mo. USD LIBOR + 5.38%), Maturing April 23, 2021	212	209,315

Tibco Software, Inc.

Term Loan, 5.78%, (1 mo. USD LIBOR + 4.00%), Maturing June 30, 2026	496	497,601

TriTech Software Systems

Term Loan, 5.45%, (1 mo. USD LIBOR + 3.75%), Maturing August 29, 2025	199	184,605

Uber Technologies

Term Loan, 5.20%, (1 mo. USD LIBOR + 3.50%), Maturing July 13, 2023	897	880,427

11	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

November 30, 2019

Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Electronics / Electrical (continued)

Uber Technologies (continued)

Term Loan, 5.76%, (1 mo. USD LIBOR + 4.00%), Maturing April 4, 2025	$1,042	$1,014,995

Ultimate Software Group, Inc. (The)

Term Loan, 5.45%, (1 mo. USD LIBOR + 3.75%), Maturing May 4, 2026	375	377,250

Ultra Clean Holdings, Inc.

Term Loan, 6.20%, (1 mo. USD LIBOR + 4.50%), Maturing August 27, 2025	181	180,714

Verifone Systems, Inc.

Term Loan, 5.90%, (3 mo. USD LIBOR + 4.00%), Maturing August 20, 2025	272	263,728

Veritas Bermuda, Ltd.

Term Loan, 6.27%, (USD LIBOR + 4.50%), Maturing January 27, 2023(2)	459	430,100

Vero Parent, Inc.

Term Loan, 6.41%, (3 mo. USD LIBOR + 4.50%), Maturing August 16, 2024	564	525,987

Vungle, Inc.

Term Loan, 7.20%, (1 mo. USD LIBOR + 5.50%), Maturing September 30, 2026	150	147,750

Western Digital Corporation

Term Loan, 3.45%, (1 mo. USD LIBOR + 1.75%), Maturing April 29, 2023	535	535,201

		$24,875,796

Equipment Leasing — 0.6%

Avolon TLB Borrower 1 (US), LLC

Term Loan, 3.47%, (1 mo. USD LIBOR + 1.75%), Maturing January 15, 2025	$643	$647,084

IBC Capital Limited

Term Loan, 5.90%, (3 mo. USD LIBOR + 3.75%), Maturing September 11, 2023	123	122,432

		$769,516

Financial Intermediaries — 5.1%

Apollo Commercial Real Estate Finance, Inc.

Term Loan, 4.52%, (1 mo. USD LIBOR + 2.75%), Maturing May 15, 2026	$100	$99,872

Aretec Group, Inc.

Term Loan, 5.95%, (1 mo. USD LIBOR + 4.25%), Maturing October 1, 2025	846	802,935

Claros Mortgage Trust, Inc.

Term Loan, 5.01%, (1 mo. USD LIBOR + 3.25%), Maturing August 10, 2026	175	175,438

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Financial Intermediaries (continued)

Clipper Acquisitions Corp.

Term Loan, 3.52%, (1 mo. USD LIBOR + 1.75%), Maturing December 27, 2024	$295	$294,750

Ditech Holding Corporation

Term Loan, 0.00%, Maturing June 30, 2022(6)	745	306,363

FinCo. I, LLC

Term Loan, 3.70%, (1 mo. USD LIBOR + 2.00%), Maturing December 27, 2022	202	202,967

Focus Financial Partners, LLC

Term Loan, 4.20%, (1 mo. USD LIBOR + 2.50%), Maturing July 3, 2024	644	647,743

Franklin Square Holdings L.P.

Term Loan, 4.25%, (1 mo. USD LIBOR + 2.50%), Maturing August 1, 2025	124	124,599

Greenhill & Co., Inc.

Term Loan, 5.02%, (1 mo. USD LIBOR + 3.25%), Maturing April 12, 2024	317	307,369

GreenSky Holdings, LLC

Term Loan, 5.00%, (1 mo. USD LIBOR + 3.25%), Maturing March 31, 2025	494	489,053

Guggenheim Partners, LLC

Term Loan, 4.45%, (1 mo. USD LIBOR + 2.75%), Maturing July 21, 2023	1,443	1,420,881

Harbourvest Partners, LLC

Term Loan, 4.02%, (1 mo. USD LIBOR + 2.25%), Maturing March 3, 2025	109	108,814

LPL Holdings, Inc.

Term Loan, 3.45%, (1 mo. USD LIBOR + 1.75%), Maturing November 12, 2026	300	301,375

Ocwen Loan Servicing, LLC

Term Loan, 6.70%, (1 mo. USD LIBOR + 5.00%), Maturing December 7, 2020	65	64,762

Starwood Property Trust, Inc.

Term Loan, 4.20%, (1 mo. USD LIBOR + 2.50%), Maturing July 27, 2026	125	125,389

StepStone Group L.P.

Term Loan, 5.84%, (2 mo. USD LIBOR + 4.00%), Maturing March 27, 2025	148	147,565

Victory Capital Holdings, Inc.

Term Loan, 5.35%, (3 mo. USD LIBOR + 3.25%), Maturing July 1, 2026	287	289,096

Virtus Investment Partners, Inc.

Term Loan, 4.03%, (1 mo. USD LIBOR + 2.25%), Maturing June 1, 2024	137	137,998

Walker & Dunlop, Inc.

Term Loan, 3.95%, (1 mo. USD LIBOR + 2.25%), Maturing November 7, 2025	496	498,318

		$6,545,287

12	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

November 30, 2019

Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Food Products — 3.3%

Alphabet Holding Company, Inc.

Term Loan, 5.20%, (1 mo. USD LIBOR + 3.50%), Maturing September 26, 2024	$564	$527,929

Atkins Nutritionals Holdings II, Inc.

Term Loan, 5.73%, (2 mo. USD LIBOR + 3.75%), Maturing July 7, 2024	100	100,750

Badger Buyer Corp.

Term Loan, 5.20%, (1 mo. USD LIBOR + 3.50%), Maturing September 30, 2024	394	334,874

CHG PPC Parent, LLC

Term Loan, 4.45%, (1 mo. USD LIBOR + 2.75%), Maturing March 31, 2025	99	99,244

Del Monte Foods, Inc.

Term Loan, 5.16%, (3 mo. USD LIBOR + 3.25%), Maturing February 18, 2021	639	559,030

Dole Food Company, Inc.

Term Loan, 4.46%, (USD LIBOR + 2.75%), Maturing April 6, 2024(2)	401	397,484

Hearthside Food Solutions, LLC

Term Loan, 5.39%, (1 mo. USD LIBOR + 3.69%), Maturing May 23, 2025	371	345,592

Term Loan, 5.70%, (1 mo. USD LIBOR + 4.00%), Maturing May 23, 2025	99	93,295

HLF Financing S.a.r.l.

Term Loan, 4.95%, (1 mo. USD LIBOR + 3.25%), Maturing August 18, 2025	248	248,782

JBS USA Lux S.A.

Term Loan, 4.20%, (1 mo. USD LIBOR + 2.50%), Maturing May 1, 2026	1,219	1,225,223

Nomad Foods Europe Midco Limited

Term Loan, 4.02%, (1 mo. USD LIBOR + 2.25%), Maturing May 15, 2024	295	296,114

		$4,228,317

Food Service — 2.3%

1011778 B.C. Unlimited Liability Company

Term Loan, Maturing November 19, 2026(5)	$1,325	$1,325,994

Aramark Services, Inc.

Term Loan, 3.45%, (1 mo. USD LIBOR + 1.75%), Maturing March 11, 2025	210	210,425

IRB Holding Corp.

Term Loan, 5.22%, (USD LIBOR + 3.25%), Maturing February 5, 2025(2)	444	445,275

KFC Holding Co.

Term Loan, 3.51%, (1 mo. USD LIBOR + 1.75%), Maturing April 3, 2025	243	243,478

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Food Service (continued)

NPC International, Inc.

Term Loan, 5.43%, (3 mo. USD LIBOR + 3.50%), Maturing April 19, 2024	$220	$109,602

Restaurant Technologies, Inc.

Term Loan, 4.95%, (1 mo. USD LIBOR + 3.25%), Maturing October 1, 2025	50	49,842

US Foods, Inc.

Term Loan, 3.70%, (1 mo. USD LIBOR + 2.00%), Maturing June 27, 2023	197	197,336

Term Loan, 3.70%, (1 mo. USD LIBOR + 2.00%), Maturing September 13, 2026	375	376,406

		$2,958,358

Food / Drug Retailers — 0.9%

Albertsons, LLC

Term Loan, 4.45%, (1 mo. USD LIBOR + 2.75%), Maturing November 17, 2025	$92	$92,797

Term Loan, 4.45%, (1 mo. USD LIBOR + 2.75%), Maturing August 17, 2026	925	931,964

Diplomat Pharmacy, Inc.

Term Loan, 6.41%, (USD LIBOR + 4.50%), Maturing December 20, 2024(2)	119	106,975

		$1,131,736

Health Care — 12.0%

ADMI Corp.

Term Loan, 4.45%, (1 mo. USD LIBOR + 2.75%), Maturing April 30, 2025	$395	$391,379

Alliance Healthcare Services, Inc.

Term Loan, 6.20%, (1 mo. USD LIBOR + 4.50%), Maturing October 24, 2023	191	168,300

athenahealth, Inc.

Term Loan, 6.40%, (USD LIBOR + 4.50%), Maturing February 11, 2026(2)	448	448,119

Athletico Management, LLC

Term Loan, 5.26%, (1 mo. USD LIBOR + 3.50%), Maturing October 31, 2025	124	124,373

Avantor, Inc.

Term Loan, 4.70%, (1 mo. USD LIBOR + 3.00%), Maturing November 21, 2024	304	306,863

BioClinica, Inc.

Term Loan, 5.94%, (1 mo. USD LIBOR + 4.25%), Maturing October 20, 2023	390	376,976

BW NHHC Holdco, Inc.

Term Loan, 6.91%, (3 mo. USD LIBOR + 5.00%), Maturing May 15, 2025	222	169,233

13	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

November 30, 2019

Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Health Care (continued)

Carestream Dental Equipment, Inc.

Term Loan, 4.95%, (1 mo. USD LIBOR + 3.25%), Maturing September 1, 2024	$317	$296,395

Change Healthcare Holdings, LLC

Term Loan, 4.20%, (1 mo. USD LIBOR + 2.50%), Maturing March 1, 2024	1,229	1,230,682

CHG Healthcare Services, Inc.

Term Loan, 4.70%, (1 mo. USD LIBOR + 3.00%), Maturing June 7, 2023	754	754,924

Concentra, Inc.

Term Loan, 4.54%, (3 mo. USD LIBOR + 2.50%), Maturing June 1, 2022	98	98,012

CryoLife, Inc.

Term Loan, 5.35%, (3 mo. USD LIBOR + 3.25%), Maturing November 14, 2024	123	123,657

Ensemble RCM, LLC

Term Loan, 5.66%, (3 mo. USD LIBOR + 3.75%), Maturing August 3, 2026	100	100,188

Envision Healthcare Corporation

Term Loan, 5.45%, (1 mo. USD LIBOR + 3.75%), Maturing October 10, 2025	1,316	1,051,073

Gentiva Health Services, Inc.

Term Loan, 5.50%, (1 mo. USD LIBOR + 3.75%), Maturing July 2, 2025	534	537,261

GHX Ultimate Parent Corporation

Term Loan, 5.35%, (3 mo. USD LIBOR + 3.25%), Maturing June 28, 2024	196	194,279

Greatbatch Ltd.

Term Loan, 4.27%, (1 mo. USD LIBOR + 2.50%), Maturing October 27, 2022	260	260,750

Grifols Worldwide Operations USA, Inc.

Term Loan, 3.77%, (1 month USD LIBOR + 2.00%), Maturing November 15, 2027	1,029	1,036,337

Hanger, Inc.

Term Loan, 5.20%, (1 mo. USD LIBOR + 3.50%), Maturing March 6, 2025	246	247,173

Inovalon Holdings, Inc.

Term Loan, 5.31%, (1 mo. USD LIBOR + 3.50%), Maturing April 2, 2025	281	281,954

IQVIA, Inc.

Term Loan, 4.10%, (3 mo. USD LIBOR + 2.00%), Maturing January 17, 2025	172	172,357

Medical Solutions, LLC

Term Loan, 6.20%, (1 mo. USD LIBOR + 4.50%), Maturing June 14, 2024	272	270,863

MPH Acquisition Holdings, LLC

Term Loan, 4.85%, (3 mo. USD LIBOR + 2.75%), Maturing June 7, 2023	790	756,646

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Health Care (continued)

National Mentor Holdings, Inc.

Term Loan, 5.96%, (1 mo. USD LIBOR + 4.25%), Maturing March 9, 2026	$6	$5,866

Term Loan, 5.96%, (1 mo. USD LIBOR + 4.25%), Maturing March 9, 2026	94	93,974

Navicure, Inc.

Term Loan, 5.70%, (1 mo. USD LIBOR + 4.00%), Maturing October 22, 2026	225	225,138

One Call Corporation

Term Loan, 7.16%, (3 mo. USD LIBOR + 5.25%), Maturing November 25, 2022	262	236,176

Ortho-Clinical Diagnostics S.A.

Term Loan, 5.31%, (3 mo. USD LIBOR + 3.25%), Maturing June 30, 2025	1,459	1,442,710

Parexel International Corporation

Term Loan, 4.45%, (1 mo. USD LIBOR + 2.75%), Maturing September 27, 2024	527	512,142

Phoenix Guarantor, Inc.

Term Loan, 6.27%, (1 mo. USD LIBOR + 4.50%), Maturing March 5, 2026	424	426,719

Radiology Partners Holdings, LLC

Term Loan, 6.66%, (USD LIBOR + 4.75%), Maturing July 9, 2025(2)	124	121,485

RadNet, Inc.

Term Loan, 5.54%, (3 mo. USD LIBOR + 3.50%), Maturing June 30, 2023	366	363,426

Select Medical Corporation

Term Loan, 4.58%, (USD LIBOR + 2.50%), Maturing March 6, 2025(2)	508	507,534

Sotera Health Holdings, LLC

Term Loan, 4.93%, (3 mo. USD LIBOR + 3.00%), Maturing May 15, 2022	193	192,034

Sound Inpatient Physicians

Term Loan, 4.45%, (1 mo. USD LIBOR + 2.75%), Maturing June 27, 2025	99	98,750

Surgery Center Holdings, Inc.

Term Loan, 4.96%, (1 mo. USD LIBOR + 3.25%), Maturing September 2, 2024	245	242,320

Team Health Holdings, Inc.

Term Loan, 4.45%, (1 mo. USD LIBOR + 2.75%), Maturing February 6, 2024	488	347,344

Tecomet, Inc.

Term Loan, 5.01%, (1 mo. USD LIBOR + 3.25%), Maturing May 1, 2024	195	195,805

U.S. Anesthesia Partners, Inc.

Term Loan, 4.70%, (1 mo. USD LIBOR + 3.00%), Maturing June 23, 2024	392	388,558

14	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

November 30, 2019

Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Health Care (continued)

Verscend Holding Corp.

Term Loan, 6.20%, (1 mo. USD LIBOR + 4.50%), Maturing August 27, 2025	$347	$347,581

Viant Medical Holdings, Inc.

Term Loan, 5.85%, (3 mo. USD LIBOR + 3.75%), Maturing July 2, 2025	99	93,101

Wink Holdco, Inc.

Term Loan, 4.70%, (1 mo. USD LIBOR + 3.00%), Maturing December 2, 2024	123	121,508

		$15,359,965

Home Furnishings — 0.5%

Serta Simmons Bedding, LLC

Term Loan, 5.26%, (USD LIBOR + 3.50%), Maturing November 8, 2023(2)	$1,170	$685,306

		$685,306

Industrial Equipment — 5.5%

AI Alpine AT Bidco GmbH

Term Loan, 4.60%, (2 mo. USD LIBOR + 2.75%), Maturing October 31, 2025	$50	$48,136

Altra Industrial Motion Corp.

Term Loan, 3.70%, (1 mo. USD LIBOR + 2.00%), Maturing October 1, 2025	158	157,667

Apex Tool Group, LLC

Term Loan, 7.20%, (1 mo. USD LIBOR + 5.50%), Maturing August 1, 2024	550	524,886

CPM Holdings, Inc.

Term Loan, 5.45%, (1 mo. USD LIBOR + 3.75%), Maturing November 17, 2025	74	71,925

Delachaux Group S.A.

Term Loan, 6.50%, (3 mo. USD LIBOR + 4.50%), Maturing March 28, 2026	100	99,938

DexKo Global, Inc.

Term Loan, 5.20%, (1 mo. USD LIBOR + 3.50%), Maturing July 24, 2024	490	484,382

DXP Enterprises, Inc.

Term Loan, 6.45%, (1 mo. USD LIBOR + 4.75%), Maturing August 29, 2023	123	123,189

Dynacast International, LLC

Term Loan, 5.35%, (3 mo. USD LIBOR + 3.25%), Maturing January 28, 2022	289	271,104

Engineered Machinery Holdings, Inc.

Term Loan, 5.10%, (3 mo. USD LIBOR + 3.00%), Maturing July 19, 2024	368	363,986

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Industrial Equipment (continued)

EWT Holdings III Corp.

Term Loan, 4.70%, (1 mo. USD LIBOR + 3.00%), Maturing December 20, 2024	$875	$878,896

Filtration Group Corporation

Term Loan, 4.70%, (1 mo. USD LIBOR + 3.00%), Maturing March 29, 2025	355	356,868

Gardner Denver, Inc.

Term Loan, 4.45%, (1 mo. USD LIBOR + 2.75%), Maturing July 30, 2024	235	235,685

Gates Global, LLC

Term Loan, 4.45%, (1 mo. USD LIBOR + 2.75%), Maturing April 1, 2024	959	957,518

Hayward Industries, Inc.

Term Loan, 5.20%, (1 mo. USD LIBOR + 3.50%), Maturing August 5, 2024	97	95,546

LTI Holdings, Inc.

Term Loan, 5.20%, (1 mo. USD LIBOR + 3.50%), Maturing September 6, 2025	99	84,769

Term Loan, 6.45%, (1 mo. USD LIBOR + 4.75%), Maturing July 24, 2026	50	43,375

Pro Mach Group, Inc.

Term Loan, 4.47%, (1 mo. USD LIBOR + 2.75%), Maturing March 7, 2025	49	47,822

Rexnord, LLC

Term Loan, 3.47%, (1 mo. USD LIBOR + 1.75%), Maturing August 21, 2024	790	793,732

Robertshaw US Holding Corp.

Term Loan, 5.00%, (1 mo. USD LIBOR + 3.25%), Maturing February 28, 2025	246	218,547

Thermon Industries, Inc.

Term Loan, 5.53%, (1 mo. USD LIBOR + 3.75%), Maturing October 24, 2024	74	74,219

Titan Acquisition Limited

Term Loan, 4.70%, (1 mo. USD LIBOR + 3.00%), Maturing March 28, 2025	690	660,997

Welbilt, Inc.

Term Loan, 4.20%, (1 mo. USD LIBOR + 2.50%), Maturing October 23, 2025	360	361,168

		$6,954,355

Insurance — 5.6%

Alliant Holdings Intermediate, LLC

Term Loan, 4.70%, (1 mo. USD LIBOR + 3.00%), Maturing May 9, 2025	$527	$522,434

Term Loan, 5.02%, (1 mo. USD LIBOR + 3.25%), Maturing May 9, 2025	100	99,391

15	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

November 30, 2019

Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Insurance (continued)

AmWINS Group, Inc.

Term Loan, 4.46%, (1 mo. USD LIBOR + 2.75%), Maturing January 25, 2024	$638	$640,557

Asurion, LLC

Term Loan, 4.70%, (1 mo. USD LIBOR + 3.00%), Maturing August 4, 2022	1,092	1,095,261

Term Loan, 4.70%, (1 mo. USD LIBOR + 3.00%), Maturing November 3, 2023	460	461,103

Term Loan - Second Lien, 8.20%, (1 mo. USD LIBOR + 6.50%), Maturing August 4, 2025	575	578,414

FrontDoor, Inc.

Term Loan, 4.25%, (1 mo. USD LIBOR + 2.50%), Maturing August 16, 2025	99	99,123

Hub International Limited

Term Loan, 4.69%, (3 mo. USD LIBOR + 2.75%), Maturing April 25, 2025	1,136	1,120,986

Term Loan, 5.90%, (3 mo. USD LIBOR + 4.00%), Maturing April 25, 2025	425	426,062

NFP Corp.

Term Loan, 4.70%, (1 mo. USD LIBOR + 3.00%), Maturing January 8, 2024	786	778,233

Sedgwick Claims Management Services, Inc.

Term Loan, 4.95%, (1 mo. USD LIBOR + 3.25%), Maturing December 31, 2025	273	268,673

USI, Inc.

Term Loan, 5.10%, (3 mo. USD LIBOR + 3.00%), Maturing May 16, 2024	686	678,111

Term Loan, Maturing December 2, 2026(5)	325	324,594

		$7,092,942

Leisure Goods / Activities / Movies — 4.7%

AMC Entertainment Holdings, Inc.

Term Loan, 5.23%, (6 mo. USD LIBOR + 3.00%), Maturing April 22, 2026	$423	$425,148

Ancestry.com Operations, Inc.

Term Loan, 5.96%, (1 mo. USD LIBOR + 4.25%), Maturing August 27, 2026	698	671,193

Bombardier Recreational Products, Inc.

Term Loan, 3.70%, (1 mo. USD LIBOR + 2.00%), Maturing May 23, 2025	1,070	1,071,300

ClubCorp Holdings, Inc.

Term Loan, 4.85%, (3 mo. USD LIBOR + 2.75%), Maturing September 18, 2024	441	403,875

Crown Finance US, Inc.

Term Loan, 3.95%, (1 mo. USD LIBOR + 2.25%), Maturing February 28, 2025	389	388,678

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)

Crown Finance US, Inc. (continued)

Term Loan, 4.20%, (1 mo. USD LIBOR + 2.50%), Maturing September 30, 2026	$325	$324,512

Delta 2 (LUX) S.a.r.l.

Term Loan, 4.20%, (1 mo. USD LIBOR + 2.50%), Maturing February 1, 2024	439	436,683

Emerald Expositions Holding, Inc.

Term Loan, 4.45%, (1 mo. USD LIBOR + 2.75%), Maturing May 22, 2024	259	248,067

Lindblad Expeditions, Inc.

Term Loan, 4.95%, (1 mo. USD LIBOR + 3.25%), Maturing March 27, 2025	96	96,522

Term Loan, 4.95%, (1 mo. USD LIBOR + 3.25%), Maturing March 27, 2025	385	386,088

Match Group, Inc.

Term Loan, 4.44%, (3 mo. USD LIBOR + 2.50%), Maturing November 16, 2022	131	131,496

Motion Finco S.a.r.l.

Term Loan, Maturing November 13, 2026(5)	15	14,653

Term Loan, Maturing November 13, 2026(5)	110	111,493

NASCAR Holdings, Inc.

Term Loan, 4.51%, (1 mo. USD LIBOR + 2.75%), Maturing October 19, 2026	168	168,849

SRAM, LLC

Term Loan, 4.51%, (USD LIBOR + 2.75%), Maturing March 15, 2024(2)	176	177,291

Steinway Musical Instruments, Inc.

Term Loan, 5.51%, (1 mo. USD LIBOR + 3.75%), Maturing February 14, 2025	197	195,769

Travel Leaders Group, LLC

Term Loan, 5.71%, (1 mo. USD LIBOR + 4.00%), Maturing January 25, 2024	222	222,882

UFC Holdings, LLC

Term Loan, 4.96%, (1 mo. USD LIBOR + 3.25%), Maturing April 29, 2026	536	539,511

		$6,014,010

Lodging and Casinos — 5.1%

Aristocrat Technologies, Inc.

Term Loan, 3.72%, (3 mo. USD LIBOR + 1.75%), Maturing October 19, 2024	$245	$245,966

Boyd Gaming Corporation

Term Loan, 3.85%, (1 week USD LIBOR + 2.25%), Maturing September 15, 2023	207	207,569

CityCenter Holdings, LLC

Term Loan, 3.95%, (1 mo. USD LIBOR + 2.25%), Maturing April 18, 2024	612	613,718

16	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

November 30, 2019

Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Lodging and Casinos (continued)

Eldorado Resorts, LLC

Term Loan, 4.01%, (USD LIBOR + 2.25%), Maturing April 17, 2024(2)	$178	$177,700

ESH Hospitality, Inc.

Term Loan, 3.70%, (1 mo. USD LIBOR + 2.00%), Maturing September 18, 2026	164	164,256

Four Seasons Hotels Limited

Term Loan, 3.70%, (1 mo. USD LIBOR + 2.00%), Maturing November 30, 2023	219	220,141

Golden Nugget, Inc.

Term Loan, 4.68%, (USD LIBOR + 2.75%), Maturing October 4, 2023(2)	1,675	1,678,014

GVC Holdings PLC

Term Loan, 4.45%, (6 mo. USD LIBOR + 2.25%), Maturing March 29, 2024	246	246,250

Hanjin International Corp.

Term Loan, 4.20%, (1 mo. USD LIBOR + 2.50%), Maturing October 18, 2020	125	124,062

MGM Growth Properties Operating Partnership L.P.

Term Loan, 3.70%, (1 mo. USD LIBOR + 2.00%), Maturing March 21, 2025	336	337,629

Playa Resorts Holding B.V.

Term Loan, 4.45%, (1 mo. USD LIBOR + 2.75%), Maturing April 29, 2024	832	814,082

Stars Group Holdings B.V. (The)

Term Loan, 5.60%, (3 mo. USD LIBOR + 3.50%), Maturing July 10, 2025	819	823,439

VICI Properties 1, LLC

Term Loan, 3.72%, (1 mo. USD LIBOR + 2.00%), Maturing December 20, 2024	525	527,570

Wyndham Hotels & Resorts, Inc.

Term Loan, 3.45%, (1 mo. USD LIBOR + 1.75%), Maturing May 30, 2025	297	298,764

		$6,479,160

Nonferrous Metals / Minerals — 0.3%

Murray Energy Corporation

DIP Loan, 7.43%, (1 mo. USD LIBOR + 11.00%), Maturing July 29, 2020(4)	$132	$134,827

Term Loan, 0.00%, Maturing October 17, 2022(6)	473	120,123

Noranda Aluminum Acquisition Corporation

Term Loan, 0.00%, Maturing February 28, 2020(6)	238	14,261

Oxbow Carbon, LLC

Term Loan, 5.45%, (1 mo. USD LIBOR + 3.75%), Maturing January 4, 2023	137	136,818

		$406,029

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Oil and Gas — 3.8%

Ameriforge Group, Inc.

Term Loan, 9.10%, (3 mo. USD LIBOR + 7.00%), Maturing June 8, 2022	$113	$112,789

Apergy Corporation

Term Loan, 4.25%, (1 mo. USD LIBOR + 2.50%), Maturing May 9, 2025	53	53,380

Blackstone CQP Holdco L.P.

Term Loan, 5.66%, (3 mo. USD LIBOR + 3.50%), Maturing September 30, 2024	224	224,578

Buckeye Partners L.P.

Term Loan, 4.53%, (1 mo. USD LIBOR + 2.75%), Maturing November 1, 2026	625	630,781

CITGO Petroleum Corporation

Term Loan, 6.60%, (3 mo. USD LIBOR + 4.50%), Maturing July 29, 2021	238	238,762

Term Loan, 7.10%, (3 mo. USD LIBOR + 5.00%), Maturing March 28, 2024	821	830,110

Equitrans Midstream Corporation

Term Loan, 6.21%, (1 mo. USD LIBOR + 4.50%), Maturing January 31, 2024	447	427,643

Fieldwood Energy, LLC

Term Loan, 7.18%, (3 mo. USD LIBOR + 5.25%), Maturing April 11, 2022	695	566,018

McDermott Technology Americas, Inc.

Term Loan, 5.37%, (2 mo. USD LIBOR + 10.00%), Maturing October 21, 2021(4)	175	176,313

Term Loan, 7.10%, (3 mo. USD LIBOR + 5.00%), Maturing May 9, 2025	495	242,701

Prairie ECI Acquiror L.P.

Term Loan, 6.85%, (3 mo. USD LIBOR + 4.75%), Maturing March 11, 2026	585	567,937

PSC Industrial Holdings Corp.

Term Loan, 5.52%, (1 mo. USD LIBOR + 3.75%), Maturing October 11, 2024	172	169,788

Sheridan Investment Partners II L.P.

DIP Loan, 8.74%, (1 mo. USD LIBOR + 7.00%), Maturing March 19, 2020	22	21,838

DIP Loan, 8.77%, (1 mo. USD LIBOR + 7.00%), Maturing March 19, 2020	22	21,838

Term Loan, 0.00%, Maturing December 16, 2020(6)	8	2,979

Term Loan, 0.00%, Maturing December 16, 2020(6)	22	7,989

Term Loan, 0.00%, Maturing December 16, 2020(6)	161	57,428

Sheridan Production Partners I, LLC

Term Loan, 0.00%, Maturing December 9, 2019(6)	27	14,698

Term Loan, 0.00%, Maturing December 9, 2019(6)	44	24,064

Term Loan, 0.00%, Maturing December 9, 2019(6)	330	181,602

17	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

November 30, 2019

Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Oil and Gas (continued)

UGI Energy Services, LLC

Term Loan, 5.45%, (1 mo. USD LIBOR + 3.75%), Maturing August 13, 2026	$224	$225,653

		$4,798,889

Publishing — 1.1%

Ascend Learning, LLC

Term Loan, 4.70%, (1 mo. USD LIBOR + 3.00%), Maturing July 12, 2024	$270	$270,455

Getty Images, Inc.

Term Loan, 6.25%, (1 mo. USD LIBOR + 4.50%), Maturing February 19, 2026	397	383,932

Harland Clarke Holdings Corp.

Term Loan, 6.85%, (3 mo. USD LIBOR + 4.75%), Maturing November 3, 2023	299	227,155

LSC Communications, Inc.

Term Loan, 7.09%, (1 week USD LIBOR + 5.50%), Maturing September 30, 2022	170	105,337

ProQuest, LLC

Term Loan, 5.20%, (1 mo. USD LIBOR + 3.50%), Maturing October 23, 2026	350	350,875

Tweddle Group, Inc.

Term Loan, 6.20%, (1 mo. USD LIBOR + 4.50%), Maturing September 17, 2023	49	44,851

		$1,382,605

Radio and Television — 3.6%

Cumulus Media New Holdings, Inc.

Term Loan, 5.45%, (1 mo. USD LIBOR + 3.75%), Maturing March 31, 2026	$125	$125,891

Diamond Sports Group, LLC

Term Loan, 4.96%, (1 mo. USD LIBOR + 3.25%), Maturing August 24, 2026	675	674,438

Entercom Media Corp.

Term Loan, 4.45%, (1 mo. USD LIBOR + 2.75%), Maturing November 18, 2024	231	232,248

Entravision Communications Corporation

Term Loan, 4.45%, (1 mo. USD LIBOR + 2.75%), Maturing November 29, 2024	224	217,329

Gray Television, Inc.

Term Loan, 4.28%, (1 mo. USD LIBOR + 2.50%), Maturing January 2, 2026	138	138,864

Hubbard Radio, LLC

Term Loan, 5.21%, (1 mo. USD LIBOR + 3.50%), Maturing March 28, 2025	128	128,215

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Radio and Television (continued)

iHeartCommunications, Inc.

Term Loan, 5.78%, (1 mo. USD LIBOR + 4.00%), Maturing May 1, 2026	$456	$459,684

Mission Broadcasting, Inc.

Term Loan, 4.03%, (1 mo. USD LIBOR + 2.25%), Maturing January 17, 2024	79	78,667

Nexstar Broadcasting, Inc.

Term Loan, 3.95%, (1 mo. USD LIBOR + 2.25%), Maturing January 17, 2024	395	395,899

Term Loan, 4.45%, (1 mo. USD LIBOR + 2.75%), Maturing September 18, 2026	125	125,636

Sinclair Television Group, Inc.

Term Loan, 4.27%, (1 mo. USD LIBOR + 2.50%), Maturing September 30, 2026	150	150,842

Univision Communications, Inc.

Term Loan, 4.45%, (1 mo. USD LIBOR + 2.75%), Maturing March 15, 2024	1,851	1,815,536

		$4,543,249

Rail Industries — 0.2%

Genesee & Wyoming, Inc.

Term Loan, Maturing November 6, 2026(5)	$225	$226,828

		$226,828

Retailers (Except Food and Drug) — 2.7%

Allsup’s Convenience Stores, Inc.

Term Loan, 8.02%, (1 mo. USD LIBOR + 6.25%), Maturing November 18, 2024	$150	$145,500

Ascena Retail Group, Inc.

Term Loan, 6.25%, (1 mo. USD LIBOR + 4.50%), Maturing August 21, 2022	537	334,217

Bass Pro Group, LLC

Term Loan, 6.70%, (1 mo. USD LIBOR + 5.00%), Maturing September 25, 2024	294	289,682

BJ’s Wholesale Club, Inc.

Term Loan, 4.51%, (1 mo. USD LIBOR + 2.75%), Maturing February 3, 2024	199	199,516

Coinamatic Canada, Inc.

Term Loan, 4.95%, (1 mo. USD LIBOR + 3.25%), Maturing May 14, 2022	39	38,471

David’s Bridal, Inc.

Term Loan, 7.92%, (3 mo. USD LIBOR + 6.00%), Maturing June 30, 2023	74	73,762

Term Loan, 9.61%, (3 mo. USD LIBOR + 7.50%), Maturing July 17, 2023	60	51,854

18	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

November 30, 2019

Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)

David’s Bridal, Inc. (continued)

Term Loan, 10.11%, (3 mo. USD LIBOR + 8.00%), Maturing January 18, 2024	$228	$94,807

Global Appliance, Inc.

Term Loan, 5.71%, (1 mo. USD LIBOR + 4.00%), Maturing September 29, 2024	238	232,557

Hoya Midco, LLC

Term Loan, 5.20%, (1 mo. USD LIBOR + 3.50%), Maturing June 30, 2024	243	239,236

J. Crew Group, Inc.

Term Loan, 4.85%, (USD LIBOR + 3.00%), Maturing March 5, 2021(2)(7)	727	573,329

LSF9 Atlantis Holdings, LLC

Term Loan, 7.76%, (1 mo. USD LIBOR + 6.00%), Maturing May 1, 2023	236	219,274

PetSmart, Inc.

Term Loan, 5.77%, (1 mo. USD LIBOR + 4.00%), Maturing March 11, 2022	758	738,325

PFS Holding Corporation

Term Loan, 5.41%, (3 mo. USD LIBOR + 3.50%), Maturing January 31, 2021	513	197,334

Pier 1 Imports (U.S.), Inc.

Term Loan, 5.70%, (6 mo. USD LIBOR + 3.50%), Maturing April 30, 2021	118	30,201

		$3,458,065

Steel — 1.5%

Atkore International, Inc.

Term Loan, 4.86%, (3 mo. USD LIBOR + 2.75%), Maturing December 22, 2023	$93	$92,909

GrafTech Finance, Inc.

Term Loan, 5.20%, (1 mo. USD LIBOR + 3.50%), Maturing February 12, 2025	598	584,192

Neenah Foundry Company

Term Loan, 8.35%, (USD LIBOR + 6.50%), Maturing December 13, 2022(2)	171	167,300

Phoenix Services International, LLC

Term Loan, 5.51%, (1 mo. USD LIBOR + 3.75%), Maturing March 1, 2025	172	158,585

Zekelman Industries, Inc.

Term Loan, 3.97%, (1 mo. USD LIBOR + 2.25%), Maturing June 14, 2021	931	931,893

		$1,934,879

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Surface Transport — 0.8%

1199169 B.C. Unlimited Liability Company

Term Loan, 6.10%, (3 mo. USD LIBOR + 4.00%), Maturing April 6, 2026	$61	$61,539

Agro Merchants NAI Holdings, LLC

Term Loan, 5.85%, (3 mo. USD LIBOR + 3.75%), Maturing December 6, 2024	98	97,561

Hertz Corporation (The)

Term Loan, 4.46%, (USD LIBOR + 2.75%), Maturing June 30, 2023(2)	237	238,060

Kenan Advantage Group, Inc.

Term Loan, 4.70%, (1 mo. USD LIBOR + 3.00%), Maturing July 31, 2022	27	26,245

Term Loan, 4.70%, (1 mo. USD LIBOR + 3.00%), Maturing July 31, 2022	88	86,303

Stena International S.a.r.l.

Term Loan, 5.11%, (3 mo. USD LIBOR + 3.00%), Maturing March 3, 2021	378	368,865

XPO Logistics, Inc.

Term Loan, 3.70%, (1 mo. USD LIBOR + 2.00%), Maturing February 24, 2025	150	150,604

		$1,029,177

Telecommunications — 5.0%

CenturyLink, Inc.

Term Loan, 4.45%, (1 mo. USD LIBOR + 2.75%), Maturing January 31, 2025	$1,228	$1,229,277

Colorado Buyer, Inc.

Term Loan, 4.77%, (1 mo. USD LIBOR + 3.00%), Maturing May 1, 2024	196	164,150

Digicel International Finance Limited

Term Loan, 5.34%, (6 mo. USD LIBOR + 3.25%), Maturing May 28, 2024	172	144,597

Global Eagle Entertainment, Inc.

Term Loan, 9.71%, (USD LIBOR + 7.50%), Maturing January 6, 2023(2)	470	426,404

Intelsat Jackson Holdings S.A.

Term Loan, 5.68%, (3 mo. USD LIBOR + 3.75%), Maturing November 27, 2023	600	592,125

Term Loan, 6.43%, (3 mo. USD LIBOR + 4.50%), Maturing January 2, 2024	400	397,750

IPC Corp.

Term Loan, 6.43%, (3 mo. USD LIBOR + 4.50%), Maturing August 6, 2021	220	183,098

Onvoy, LLC

Term Loan, 6.20%, (1 mo. USD LIBOR + 4.50%), Maturing February 10, 2024	463	390,183

19	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

November 30, 2019

Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Telecommunications (continued)

Plantronics, Inc.

Term Loan, 4.20%, (1 mo. USD LIBOR + 2.50%), Maturing July 2, 2025	$292	$276,917

Sprint Communications, Inc.

Term Loan, 4.25%, (1 mo. USD LIBOR + 2.50%), Maturing February 2, 2024	829	820,462

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.00%), Maturing February 2, 2024	174	173,507

Syniverse Holdings, Inc.

Term Loan, 6.85%, (2 mo. USD LIBOR + 5.00%), Maturing March 9, 2023	222	197,200

Telesat Canada

Term Loan, 4.61%, (3 mo. USD LIBOR + 2.50%), Maturing November 17, 2023	1,091	1,093,129

Term Loan, 4.63%, (3 mo. USD LIBOR + 2.75%), Maturing December 7, 2026	325	324,187

		$6,412,986

Utilities — 3.0%

Brookfield WEC Holdings, Inc.

Term Loan, 5.20%, (1 mo. USD LIBOR + 3.50%), Maturing August 1, 2025	$770	$771,854

Calpine Construction Finance Company L.P.

Term Loan, 4.20%, (1 mo. USD LIBOR + 2.50%), Maturing January 15, 2025	91	91,361

Calpine Corporation

Term Loan, 4.61%, (3 mo. USD LIBOR + 2.50%), Maturing January 15, 2024	790	792,970

Term Loan, 4.86%, (3 mo. USD LIBOR + 2.75%), Maturing April 5, 2026	200	200,348

Granite Acquisition, Inc.

Term Loan, 5.60%, (3 mo. USD LIBOR + 3.50%), Maturing December 19, 2021	618	620,395

Lightstone Holdco, LLC

Term Loan, 5.45%, (1 mo. USD LIBOR + 3.75%), Maturing January 30, 2024	20	17,760

Term Loan, 5.45%, (1 mo. USD LIBOR + 3.75%), Maturing January 30, 2024	348	314,887

Longview Power, LLC

Term Loan, 7.93%, (3 mo. USD LIBOR + 6.00%), Maturing April 13, 2021	551	310,150

Talen Energy Supply, LLC

Term Loan, 5.45%, (1 mo. USD LIBOR + 3.75%), Maturing July 8, 2026	175	174,125

USIC Holdings, Inc.

Term Loan, 4.95%, (1 mo. USD LIBOR + 3.25%), Maturing December 8, 2023	296	292,636

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Utilities (continued)

Vistra Operations Company, LLC

Term Loan, 3.46%, (USD LIBOR + 1.75%), Maturing December 31, 2025(2)	$232	$232,938

		$3,819,424

Total Senior Floating-Rate Loans (identified cost $176,819,054)		$169,797,466

Corporate Bonds & Notes — 9.9%
Security	Principal Amount (000’s omitted)	Value

Aerospace and Defense — 0.2%

TransDigm, Inc.

7.50%, 3/15/27	$250	$271,206

		$271,206

Automotive — 0.8%

Panther BF Aggregator 2 L.P./Panther Finance Co., Inc.

8.50%, 5/15/27(8)	$1,000	$1,023,775

		$1,023,775

Building and Development — 0.4%

Standard Industries, Inc.

5.00%, 2/15/27(8)	$500	$519,911

		$519,911

Cable and Satellite Television — 1.3%

Altice France S.A.

8.125%, 2/1/27(8)	$500	$555,013

Altice Luxembourg S.A.

7.625%, 2/15/25(8)	500	521,875

DISH DBS Corp.

7.75%, 7/1/26	500	519,056

		$1,595,944

Containers and Glass Products — 0.2%

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.

5.25%, 8/15/27(8)	$200	$206,215

		$206,215

20	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

November 30, 2019

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)	Value

Drugs — 0.8%

Bausch Health Cos., Inc.

6.50%, 3/15/22(8)	$173	$177,758

7.00%, 3/15/24(8)	225	235,966

7.00%, 1/15/28(8)	500	548,989

		$962,713

Ecological Services and Equipment — 0.4%

GFL Environmental, Inc.

8.50%, 5/1/27(8)	$500	$533,314

		$533,314

Electronics / Electrical — 0.6%

Energizer Holdings, Inc.

6.375%, 7/15/26(8)	$500	$534,911

Go Daddy Operating Co., LLC/GD Finance Co., Inc.

5.25%, 12/1/27(8)	242	254,662

		$789,573

Food Products — 1.0%

Dole Food Co., Inc.

7.25%, 6/15/25(8)	$500	$476,457

Post Holdings, Inc.

5.625%, 1/15/28(8)	750	802,367

		$1,278,824

Health Care — 1.4%

Eagle Holding Co. II, LLC

7.75%, (7.75% cash or 8.50% PIK), 5/15/22(8)(9)	$500	$509,372

HCA, Inc.

5.875%, 2/1/29	750	857,812

MPH Acquisition Holdings, LLC

7.125%, 6/1/24(8)	500	454,995

		$1,822,179

Insurance — 0.4%

USI, Inc.

6.875%, 5/1/25(8)	$500	$503,745

		$503,745

Internet Software & Services — 0.8%

Netflix, Inc.

5.375%, 11/15/29(8)	$1,000	$1,055,125

		$1,055,125

Security	Principal Amount (000’s omitted)	Value

Leisure Goods / Activities / Movies — 0.4%

Mattel, Inc.

6.75%, 12/31/25(8)	$500	$525,000

		$525,000

Lodging and Casinos — 0.4%

Caesars Resort Collection, LLC/CRC Finco, Inc.

5.25%, 10/15/25(8)	$500	$517,980

		$517,980

Oil and Gas — 0.1%

Oceaneering International, Inc.

6.00%, 2/1/28	$95	$85,638

		$85,638

Radio and Television — 0.5%

iHeartCommunications, Inc.

6.375%, 5/1/26	$30	$32,520

8.375%, 5/1/27	554	605,672

		$638,192

Retailers (Except Food and Drug) — 0.2%

Party City Holdings, Inc.

6.625%, 8/1/26(8)	$500	$301,161

		$301,161

Total Corporate Bonds & Notes (identified cost $12,603,569)		$12,630,495

Asset-Backed Securities — 8.8%
Security	Principal Amount (000’s omitted)	Value

AMMC CLO XII, Ltd.

Series 2013-12A, Class ER, 8.081%, (3 mo. USD LIBOR + 6.18%), 11/10/30(8)(10)	$1,000	$845,168

Ares LII CLO, Ltd.

Series 2019-52A, Class E, 8.503%, (3 mo. USD LIBOR + 6.55%), 4/22/31(8)(10)	1,000	987,425

Bain Capital Credit CLO, Ltd.

Series 2017-2A, Class E, 8.29%, (3 mo. USD LIBOR + 6.35%), 7/25/30(8)(10)	1,000	957,594

Canyon Capital CLO, Ltd.

Series 2019-2A, Class E, 9.238%, (3 mo. USD LIBOR + 7.15%), 10/15/32(8)(10)	1,000	979,394

21	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

November 30, 2019

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)	Value

Cedar Funding X CLO, Ltd.

Series 2019-10A, Class E, 9.131%, (3 mo. USD LIBOR + 7.00%), 10/20/32(8)(10)	$1,000	$995,496

Cent CLO 17, Ltd.

Series C17A, Class DR, 7.936%, (3 mo. USD LIBOR + 6.00%), 4/30/31(8)(10)	1,000	906,792

Kayne CLO, Ltd.

Series 2019-5A, Class E, 8.881%, (3 mo. USD LIBOR + 6.70%), 7/24/32(8)(10)	1,000	937,214

Neuberger Berman Loan Advisers CLO 33, Ltd.

Series 2019-33A, Class E, 8.94%, (3 mo. USD LIBOR + 6.80%), 10/16/32(8)(10)	1,000	984,487

Regatta XII Funding, Ltd.

Series 2019-1A, Class E, 8.851%, (3 mo. USD LIBOR + 6.85%), 10/15/32(8)(10)	1,000	984,656

Vibrant CLO X, Ltd.

Series 2018-10A, Class D, 8.156%, (3 mo. USD LIBOR + 6.19%), 10/20/31(8)(10)	1,000	855,514

Voya CLO, Ltd.

Series 2016-3A, Class DR, 8.083%, (3 mo. USD LIBOR + 6.08%), 10/18/31(8)(10)	1,000	871,921

Webster Park CLO, Ltd.

Series 2015-1A, Class DR, 7.466%, (3 mo. USD LIBOR + 5.50%), 7/20/30(8)(10)	1,000	912,052

Total Asset-Backed Securities (identified cost $11,638,455)		$11,217,713

Convertible Bonds — 0.1%
Security	Principal Amount (000’s omitted)	Value

Oil and Gas — 0.1%

Ascent Resources-Utica, LLC/ARU Finance Corp.

6.50%, 3/1/21(8)(9)	$128	$171,439

Total Convertible Bonds (identified cost $128,310)		$171,439

Common Stocks — 0.5%
Security	Shares	Value

Business Equipment and Services — 0.1%

Crossmark Holdings, Inc.(11)(12)	1,216	$61,408

		$61,408

Security	Shares	Value

Electronics / Electrical — 0.0%(3)

Answers Corp.(7)(11)(12)	14,876	$29,157

		$29,157

Health Care — 0.0%

New Millennium Holdco, Inc.(7)(11)(12)	10,394	$0

		$0

Oil and Gas — 0.2%

AFG Holdings, Inc.(7)(11)(12)	4,525	$194,847

Fieldwood Energy, Inc.(11)(12)	2,148	55,132

Southcross Holdings Group, LLC(7)(11)(12)	15	0

Southcross Holdings L.P., Class A(11)(12)	15	5,730

		$255,709

Publishing — 0.0%(3)

Tweddle Group, Inc.(7)(11)(12)	444	$328

		$328

Radio and Television — 0.2%

Clear Channel Outdoor Holdings, Inc.(11)(12)	12,499	$30,997

Cumulus Media, Inc., Class A(11)(12)	9,974	172,949

iHeartMedia, Inc., Class A(11)(12)	5,315	81,798

		$285,744

Retailers (Except Food and Drug) — 0.0%(3)

David’s Bridal, Inc.(11)(12)	4,447	$245

		$245

Total Common Stocks (identified cost $941,954)		$632,591

Miscellaneous — 0.0%(3)
Security	Shares	Value

Oil and Gas — 0.0%(3)

Paragon Offshore Finance Company, Class A(11)(12)	404	$202

Paragon Offshore Finance Company, Class B(11)(12)	202	4,646

Total Miscellaneous (identified cost $4,393)		$4,848

22	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

November 30, 2019

Portfolio of Investments (Unaudited) — continued

Short-Term Investments — 3.5%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 1.82%(13)	4,418,883	$4,418,883

Total Short-Term Investments (identified cost $4,418,821)		$4,418,883

Total Investments — 155.8% (identified cost $206,554,556)		$198,873,435

Less Unfunded Loan Commitments — (0.2)%		$(229,507)

Net Investments — 155.6% (identified cost $206,325,049)		$198,643,928

Notes Payable — (40.3)%		$(51,500,000)

Variable Rate Term Preferred Shares, at Liquidation Value (net of unamortized deferred debt issuance costs) — (14.9)%		$(18,958,600)

Other Assets, Less Liabilities — (0.4)%		$(549,779)

Net Assets Applicable to Common Shares — 100.0%		$127,635,549

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

(1)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate.

(2)

The stated interest rate represents the weighted average interest rate at November 30, 2019 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(3)	Amount is less than 0.05%.

(4)

Unfunded or partially unfunded loan commitments. The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At November 30, 2019, the total value of unfunded loan commitments is $231,454. See Note 1F for description.

(5)	This Senior Loan will settle after November 30, 2019, at which time the interest rate will be determined.
(6)	Issuer is in default with respect to interest and/or principal payments or has declared bankruptcy. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(7)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 11).

(8)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At November 30, 2019, the aggregate value of these securities is $21,647,743 or 17.0% of the Fund’s net assets applicable to common shares.

(9)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(10)	Variable rate security. The stated interest rate represents the rate in effect at November 30, 2019.

(11)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(12)	Non-income producing security.

(13)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of November 30, 2019.

Abbreviations:

DIP	–	Debtor In Possession

LIBOR	–	London Interbank Offered Rate

PIK	–	Payment In Kind

Currency Abbreviations:

USD	–	United States Dollar

23	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

November 30, 2019

Statement of Assets and Liabilities (Unaudited)

Assets	November 30, 2019

Unaffiliated investments, at value (identified cost, $201,906,228)	$194,225,045

Affiliated investment, at value (identified cost, $4,418,821)	4,418,883

Cash	1,472,880

Interest receivable	894,731

Dividends receivable from affiliated investment	4,648

Receivable for investments sold	172,352

Tax reclaims receivable	2,508

Prepaid upfront fees on variable rate term preferred shares	17,942

Prepaid upfront fees on notes payable	23,286

Prepaid expenses	11,043

Total assets	$201,243,318

Liabilities

Notes payable	$51,500,000

Variable rate term preferred shares, at liquidation value (net of unamortized deferred debt issuance costs of $41,400)	18,958,600

Payable for investments purchased	2,645,750

Payable to affiliates:

Investment adviser fee	121,944

Trustees’ fees	1,734

Interest expense and fees payable	242,477

Accrued expenses	137,264

Total liabilities	$73,607,769

Net assets applicable to common shares	$127,635,549

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 7,606,422 shares issued and outstanding	$76,064

Additional paid-in capital	144,067,649

Accumulated loss	(16,508,164)

Net assets applicable to common shares	$127,635,549

Net Asset Value Per Common Share

($127,635,549 ÷ 7,606,422 common shares issued and outstanding)	$16.78

24	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

November 30, 2019

Statement of Operations (Unaudited)

Investment Income	Six Months Ended November 30, 2019

Interest and other income	$5,758,209

Dividends	72,354

Dividends from affiliated investment	57,441

Total investment income	$5,888,004

Expenses

Investment adviser fee	$753,515

Trustees’ fees and expenses	5,065

Custodian fee	41,401

Transfer and dividend disbursing agent fees	9,830

Legal and accounting services	49,744

Printing and postage	11,831

Interest expense and fees	1,271,961

Miscellaneous	27,531

Total expenses	$2,170,878

Net investment income	$3,717,126

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(1,927,770)

Investment transactions — affiliated investment	(109)

Foreign currency transactions	2,271

Net realized loss	$(1,925,608)

Change in unrealized appreciation (depreciation) —

Investments	$(872,525)

Investments — affiliated investment	58

Foreign currency	1,168

Net change in unrealized appreciation (depreciation)	$(871,299)

Net realized and unrealized loss	$(2,796,907)

Net increase in net assets from operations	$920,219

25	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

November 30, 2019

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended November 30, 2019 (Unaudited)	Year Ended May 31, 2019

From operations —

Net investment income	$3,717,126	$7,407,445

Net realized loss	(1,925,608)	(2,313,380)

Net change in unrealized appreciation (depreciation)	(871,299)	(3,006,995)

Net increase in net assets from operations	$920,219	$2,087,070

Distributions to common shareholders	$(3,795,605)	$(7,226,101)

Net decrease in net assets	$(2,875,386)	$(5,139,031)

Net Assets Applicable to Common Shares

At beginning of period	$130,510,935	$135,649,966

At end of period	$127,635,549	$130,510,935

26	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

November 30, 2019

Statement of Cash Flows (Unaudited)

Cash Flows From Operating Activities	Six Months Ended November 30, 2019

Net increase in net assets from operations	$920,219

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:

Investments purchased	(45,530,970)

Investments sold and principal repayments	46,834,517

Decrease in short-term investments, net	531,493

Net amortization/accretion of premium (discount)	(33,550)

Amortization of prepaid upfront fees on variable rate term preferred shares	741

Amortization of deferred debt issuance costs on variable rate term preferred shares	2,591

Amortization of prepaid upfront fees on notes payable	37,846

Decrease in interest and dividends receivable	82,498

Decrease in dividends receivable from affiliated investment	7,923

Decrease in tax reclaims receivable	36

Decrease in prepaid expenses	664

Decrease in payable to affiliate for investment adviser fee	(8,347)

Decrease in payable to affiliate for Trustees’ fees	(189)

Decrease in interest expense and fees payable	(51,468)

Increase in accrued expenses	68,980

Increase in unfunded loan commitments	229,507

Net change in unrealized (appreciation) depreciation from investments	872,467

Net realized loss from investments	1,927,879

Net cash provided by operating activities	$5,892,837

Cash Flows From Financing Activities

Cash distributions paid to common shareholders	$(3,795,605)

Proceeds from notes payable	11,500,000

Repayments of notes payable	(14,000,000)

Payment of deferred debt issuance costs on variable rate term preferred shares	(14,500)

Net cash used in financing activities	$(6,310,105)

Net decrease in cash	$(417,268)

Cash at beginning of period	$1,890,148

Cash at end of period	$1,472,880

Supplemental disclosure of cash flow information:

Cash paid for interest and fees on borrowings and variable rate term preferred shares	$1,296,751

27	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

November 30, 2019

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Six Months Ended November 30, 2019 (Unaudited)		Year Ended May 31,
			2019	2018	2017	2016	2015

Net asset value — Beginning of period (Common shares)	$17.160		$17.830	$17.930	$16.610	$18.390	$19.560

Income (Loss) From Operations

Net investment income(1)	$0.489		$0.974	$0.898	$0.948	$1.058	$1.114

Net realized and unrealized gain (loss)	(0.370)		(0.694)	(0.088)	1.365	(1.724)	(0.867)

Total income (loss) from operations	$0.119		$0.280	$0.810	$2.313	$(0.666)	$0.247

Less Distributions to Common Shareholders

From net investment income	$(0.499)		$(0.950)	$(0.910)	$(0.983)	$(1.114)	$(1.134)

From net realized gain	—		—	—	—	—	(0.283)

Tax return of capital	—		—	—	(0.010)	—	—

Total distributions to common shareholders	$(0.499)		$(0.950)	$(0.910)	$(0.993)	$(1.114)	$(1.417)

Net asset value — End of period (Common shares)	$16.780		$17.160	$17.830	$17.930	$16.610	$18.390

Market value — End of period (Common shares)	$15.600		$14.890	$16.720	$17.350	$15.240	$16.970

Total Investment Return on Net Asset Value(2)	1.01	%(3)	2.35%	5.03%	14.69%	(2.60)%	2.15%

Total Investment Return on Market Value(2)	8.23	%(3)	(5.29)%	1.79%	20.96%	(3.15)%	2.71%

28	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

November 30, 2019

Financial Highlights — continued

Selected data for a common share outstanding during the periods stated

	Six Months Ended November 30, 2019 (Unaudited)		Year Ended May 31,
Ratios/Supplemental Data			2019	2018	2017	2016	2015

Net assets applicable to common shares, end of period (000’s omitted)	$127,636		$130,511	$135,650	$136,351	$126,331	$139,902

Ratios (as a percentage of average daily net assets applicable to common shares):†

Expenses excluding interest and fees(4)	1.39	%(5)	1.44%	1.44%	1.48%	1.63%	1.55%

Interest and fee expense(6)	1.96	%(5)	2.09%	1.57%	1.17%	0.99%	0.84%

Total expenses(4)	3.35	%(5)	3.53%	3.01%	2.65%	2.62%	2.39%

Net investment income	5.73	%(5)	5.56%	5.00%	5.40%	6.35%	5.91%

Portfolio Turnover	24	%(3)	24%	33%	52%	29%	28%

Senior Securities:

Total notes payable outstanding (in 000’s)	$51,500		$54,000	$58,000	$54,000	$34,000	$54,000

Asset coverage per $1,000 of notes payable(7)	$3,847		$3,769	$3,666	$3,877	$5,774	$4,257

Total preferred shares outstanding	190		190	190	190	360	360

Asset coverage per preferred share(8)	$281,043		$278,782	$276,169	$286,782	$280,473	$255,447

Involuntary liquidation preference per preferred share(9)	$100,000		$100,000	$100,000	$100,000	$100,000	$100,000

Approximate market value per preferred share(9)	$100,000		$100,000	$100,000	$100,000	$100,000	$100,000

(1)	Computed using average common shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(3)	Not annualized.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Annualized.

(6)

Interest and fee expense relates to variable rate term preferred shares (see Note 2) and the notes payable (see Note 7). Effective June 1, 2016, the ratio includes amortization of deferred debt issuance costs. For periods prior to June 1, 2016, amortization of deferred debt issuance costs was included in the ratio of expenses excluding interest and fees.

(7)

Calculated by subtracting the Fund’s total liabilities (not including the notes payable and preferred shares) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.

(8)

Calculated by subtracting the Fund’s total liabilities (not including the notes payable and preferred shares) from the Fund’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 281%, 279%, 276%, 287%, 280% and 255% at November 30, 2019 and May 31, 2019, 2018, 2017, 2016 and 2015, respectively.

(9)	Plus accumulated and unpaid dividends.

†

Ratios based on net assets applicable to common shares plus preferred shares and borrowings are presented below. Ratios exclude the effect of custody fee credits, if any. Ratios for periods less than one year are annualized.

	Six Months Ended November 30, 2019 (Unaudited)	Year Ended May 31,
		2019	2018	2017	2016	2015

Expenses excluding interest and fees	0.89%	0.92%	0.94%	0.98%	0.99%	0.95%

Interest and fee expense	1.27%	1.35%	1.01%	0.77%	0.60%	0.52%

Total expenses	2.16%	2.27%	1.95%	1.75%	1.59%	1.47%

Net investment income	3.70%	3.58%	3.24%	3.56%	3.87%	3.63%

29	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

November 30, 2019

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

Eaton Vance Floating-Rate Income Plus Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s investment objective is total return, with an emphasis on income.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is

30

Eaton Vance

Floating-Rate Income Plus Fund

November 30, 2019

Notes to Financial Statements (Unaudited) — continued

the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Fund estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

As of November 30, 2019, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At November 30, 2019, the Fund had sufficient cash and/or securities to cover these commitments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Interim Financial Statements — The interim financial statements relating to November 30, 2019 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Variable Rate Term Preferred Shares

On July 10, 2013, the Fund issued 360 shares of Series C-1 Variable Rate Term Preferred Shares (Series C-1 VRTP Shares) in a private offering to a commercial paper conduit sponsored by a large financial institution.

31

Eaton Vance

Floating-Rate Income Plus Fund

November 30, 2019

Notes to Financial Statements (Unaudited) — continued

Variable rate term preferred shares are a form of preferred shares that represent stock of the Fund. They have a par value of $0.01 per share and a liquidation preference of $100,000 per share. The Series C-1 VRTP Shares also had an original mandatory redemption date of July 8, 2016 that had been extended on various dates through April 7, 2017 upon consent of the holders of the Series C-1 VRTP Shares and approval of the Fund’s Board of Trustees. On September 30, 2016, the Fund redeemed 170 Series C-1 VRTP Shares at a liquidation price of $100,000 per share, the financing for which was provided by a committed financing arrangement (see Note 7).

Upon completion of the partial redemption of the Series C-1 VRTP Shares, the remaining 190 Series C-1 VRTP Shares were transferred to another large financial institution (the Assignee) on September 30, 2016 as permitted by the Fund’s By-laws. The transferred Series C-1 VRTP Shares were then exchanged for an equal number of Series L-2 Variable Rate Term Preferred Shares (Series L-2 VRTP Shares), and the mandatory redemption date was extended to three years from the date of transfer. Effective January 24, 2019, the mandatory redemption date of the Series L-2 VRTP Shares was extended to January 24, 2024. Dividends on the Series L-2 VRTP Shares are determined each day based on a spread of 1.85% to three-month LIBOR. Such spread is determined based on the current credit rating of the Series L-2 VRTP Shares, which is provided by Moody’s Investors Service.

The Series L-2 VRTP Shares are redeemable at the option of the Fund at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, on any business day and solely for the purpose of reducing the leverage of the Fund. The Series L-2 VRTP Shares are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default for an extended period on its asset maintenance or leverage ratio requirements with respect to the Series L-2 VRTP Shares. Six months prior to the mandatory redemption date, the Fund is required to segregate in a liquidity account with its custodian investments equal to 110% of the Series L-2 VRTP Shares’ redemption price, and over the six-month period execute a series of liquidation transactions to assure sufficient liquidity to redeem the Series L-2 VRTP Shares. The holders of the Series L-2 VRTP Shares, voting as a class, are entitled to elect two Trustees of the Fund. If the dividends on the Series L-2 VRTP Shares remain unpaid in an amount equal to two full years’ dividends, the holders of the Series L-2 VRTP Shares as a class have the right to elect a majority of the Board of Trustees.

For financial reporting purposes, the liquidation value of the Series L-2 VRTP Shares (net of unamortized deferred debt issuance costs) is presented as a liability on the Statement of Assets and Liabilities and unpaid dividends are included in interest expense and fees payable. Dividends accrued on Series L-2 VRTP Shares are treated as interest payments for financial reporting purposes and are included in interest expense and fees on the Statement of Operations.

In connection with the transfer of the Series C-1 VRTP Shares to the Assignee on September 30, 2016, the Fund paid an upfront fee of $95,000 and debt issuance costs of $107,733. The Fund paid additional debt issuance costs of $23,000 in connection with the extension of the mandatory redemption date of the Series L-2 VRTP Shares. These amounts are being amortized to interest expense and fees through January 24, 2024. The unamortized amount of the debt issuance costs as of November 30, 2019 is presented as a deduction of the liability for variable rate term preferred shares on the Statement of Assets and Liabilities.

The carrying amount of the Series L-2 VRTP Shares at November 30, 2019 represents its liquidation value, which approximates fair value. If measured at fair value, the Series L-2 VRTP Shares would have been considered as Level 2 in the fair value hierarchy (see Note 11) at November 30, 2019. The average liquidation preference of the Series L-2 VRTP Shares during the six months ended November 30, 2019 was $19,000,000.

3  Distributions to Shareholders and Income Tax Information

The Fund intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding variable rate term preferred shares. In addition, at least annually, the Fund intends to distribute all or substantially all of its net realized capital gains. Distributions to common shareholders are recorded on the ex-dividend date. Dividends to variable rate term preferred shareholders are accrued daily and payable quarterly. The dividend rate on the Series L-2 VRTP Shares at November 30, 2019 was 3.85%. The amount of dividends accrued and the average annual dividend rate of the Series L-2 VRTP Shares during the six months ended November 30, 2019 were $390,215 and 4.11%, respectively.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

At May 31, 2019, the Fund, for federal income tax purposes, had deferred capital losses of $6,884,233 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at May 31, 2019, $48,888 are short-term and $6,835,345 are long-term.

32

Eaton Vance

Floating-Rate Income Plus Fund

November 30, 2019

Notes to Financial Statements (Unaudited) — continued

The cost and unrealized appreciation (depreciation) of investments of the Fund at November 30, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$206,298,331

Gross unrealized appreciation	$840,049

Gross unrealized depreciation	(8,494,452)

Net unrealized depreciation	$(7,654,403)

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.75% of the Fund’s average daily total managed assets and is payable monthly. Total managed assets as referred to herein represent total assets of the Fund (including assets attributable to borrowings, any outstanding preferred shares, or other forms of leverage) less accrued liabilities (other than liabilities representing borrowings or such other forms of leverage). For the six months ended November 30, 2019, the Fund’s investment adviser fee amounted to $753,515. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended November 30, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $46,352,247 and $46,302,824, respectively, for the six months ended November 30, 2019.

6  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Fund for the six months ended November 30, 2019 and the year ended May 31, 2019.

In November 2013, the Board of Trustees initially approved a share repurchase program for the Fund. Pursuant to the reauthorization of the share repurchase program by the Board of Trustees in March 2019, the Fund is authorized to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value. The share repurchase program does not obligate the Fund to purchase a specific amount of shares. There were no repurchases of common shares by the Fund for the six months ended November 30, 2019 and the year ended May 31, 2019.

According to filings made on Schedule 13D and 13G pursuant to Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended, one entity and an individual affiliated with that entity collectively owned 22.1% of the Fund’s common shares.

7  Revolving Credit and Security Agreement

The Fund has entered into a Revolving Credit and Security Agreement, as amended (the Agreement) with conduit lenders and a bank to borrow up to $64 million. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate above the conduits’ commercial paper issuance rate and is payable monthly. Under the terms of the Agreement, in effect through March 9, 2020, the Fund also pays a program fee of 0.85% per annum on its outstanding borrowings to administer the facility and a liquidity fee of 0.15% (0.25% if the outstanding loan amount is less than or equal to 60% of the total facility size) per annum on the unused portion of the total commitment under the Agreement. Program and liquidity fees for the six months ended November 30, 2019 totaled $234,232 and are included in interest expense and fees on the Statement of Operations. The Fund also paid an upfront fee of $64,000, which is being amortized to interest expense over a period of one year through March 2020. The unamortized balance at November 30, 2019 is approximately $23,000 and is included in prepaid upfront fees on notes payable on the Statement of Assets and Liabilities. The Fund is required to maintain certain net asset levels during the term of the Agreement. At November 30, 2019, the Fund had borrowings outstanding under the Agreement of $51,500,000 at an annual interest rate of 1.88%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at November 30, 2019 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 11) at November 30, 2019. For the six months ended

33

Eaton Vance

Floating-Rate Income Plus Fund

November 30, 2019

Notes to Financial Statements (Unaudited) — continued

November 30, 2019, the average borrowings under the Agreement and the average annual interest rate (excluding fees) were $52,122,951 and 2.32%, respectively.

8  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

9  Credit Risk

The Fund invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

10  Investments in Affiliated Funds

At November 30, 2019, the value of the Fund’s investment in affiliated funds was $4,418,883, which represents 3.5% of the Fund’s net assets applicable to common shares. Transactions in affiliated funds by the Fund for the six months ended November 30, 2019 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC, 1.82%	$4,950,427	$52,459,230	$(52,990,723)	$(109)	$58	$4,418,883	$57,441	4,418,883

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

34

Eaton Vance

Floating-Rate Income Plus Fund

November 30, 2019

Notes to Financial Statements (Unaudited) — continued

At November 30, 2019, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	$—	$168,994,630	$573,329	$169,567,959

Corporate Bonds & Notes	—	12,630,495	—	12,630,495

Asset-Backed Securities	—	11,217,713	—	11,217,713

Convertible Bonds	—	171,439	—	171,439

Common Stocks	285,744	122,515	224,332	632,591

Miscellaneous	—	4,848	—	4,848

Short-Term Investments	—	4,418,883	—	4,418,883

Total Investments	$285,744	$197,560,523	$797,661	$198,643,928

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended November 30, 2019 is not presented.

35

Eaton Vance

Floating-Rate Income Plus Fund

November 30, 2019

Notice to Shareholders (Unaudited)

The purpose of this notice is to inform Fund shareholders that the London Interbank Offered Rate (“LIBOR”) will be phased out by the end of 2021 and of certain risks associated with this change.

LIBOR is the average offered rate for various maturities of short-term loans between major international banks who are members of the British Bankers Association (“BBA”). LIBOR is the most common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements, and to determine dividend rates for preferred shares.

The use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures. In July 2017, the Financial Conduct Authority (the “FCA”), the United Kingdom financial regulatory body, announced a desire to phase out the use of LIBOR by the end of 2021.

Although the period from the FCA announcement until the end of 2021 is generally expected to be enough time for market participants to transition to the use of a different benchmark for new securities and transactions, there remains uncertainty regarding the future utilization of LIBOR and the specific replacement rate or rates. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments held by the Fund cannot yet be determined. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition may also result in a change in (i) the value of certain instruments held by the Fund, (ii) the cost of borrowing or the dividend rate for preferred shares, or (iii) the effectiveness of related Fund transactions such as hedges, as applicable. When LIBOR is discontinued, the LIBOR replacement rate may be lower than market expectations, which could have an adverse impact on the value of preferred and debt-securities with floating or fixed-to-floating rate coupons. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Various financial industry groups have begun planning for the transition away from LIBOR, but there are obstacles to converting certain longer term securities and transactions to a new benchmark. In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Financing Rate (“SOFR”), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR earlier in 2018, with the expectation that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England.

36

Eaton Vance

Floating-Rate Income Plus Fund

November 30, 2019

Officers and Trustees

Officers

Payson F. Swaffield

President

Maureen A. Gemma

Vice President, Secretary and Chief Legal Officer

James F. Kirchner

Treasurer

Richard F. Froio

Chief Compliance Officer

Trustees

William H. Park

Chairperson

Thomas E. Faust Jr. *

Mark R. Fetting

Cynthia E. Frost

George J. Gorman

Valerie A. Mosley

Helen Frame Peters

Keith Quinton

Marcus L. Smith

Susan J. Sutherland

Scott E. Wennerholm

*	Interested Trustee

37

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

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Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

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None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

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We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct AST, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Fund Offices

Two International Place

Boston, MA 02110

13724    11.30.19

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

Not required in this filing.

Item 4. Principal Accountant Fees and Services

Not required in this filing.

Item 5. Audit Committee of Listed Registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

No activity to report for the registrant’s most recent fiscal year end.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Floating-Rate Income Plus Fund

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	January 22, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	January 22, 2020

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	January 22, 2020